UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: May 31, 2019

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2019

WESTERN ASSET

INTERMEDIATE BOND FUND

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration which is expected to range within 20% of the duration of its benchmark.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Intermediate Bond Fund for the twelve-month reporting period ended May 31, 2019. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 28, 2019

II	Western Asset Intermediate Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average durationi specified below. The Fund invests in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. Although the Fund may invest in debt and fixed-income securities of any maturity, under normal market conditions, the target dollar-weighted average effective durationii for the Fund, as estimated by the Fund’s subadviser, is expected to range within 20% of the duration of its benchmark, the Bloomberg Barclays Intermediate U.S. Government/Credit Indexiii.

The Fund presently intends to limit its investments to U.S. dollar-denominated securities and currently anticipates that it will only purchase debt securities that are rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities that we determined to be of comparable quality at the time of purchase (that is, “investment grade securities”). The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers. The Fund intends to invest a substantial portion of its assets in mortgage-backed and asset-backed securities.

The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, bond and interest rate futures, options on bonds and swaps, options on bond and interest rate futures, futures, options and swaps.

In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps), and/or futures contracts (including options on futures contracts) to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets generally posted positive results over the twelve-month reporting period ended May 31, 2019. The spread sectors (non-Treasuries) experienced periods of volatility as they were impacted by a number of factors, including overall

Western Asset Intermediate Bond Fund 2019 Annual Report	1

Fund overview (cont’d)

solid economic growth in the U.S., moderating growth overseas, monetary policy tightening and then a “dovish pivot” by the Federal Reserve Board (the “Fed”)iv, concerns over a global trade war and numerous geopolitical issues.

Both short- and long-term U.S. Treasury yields declined during the reporting period. The yield for the two-year Treasury note began the period at 2.40% and ended the period at 1.95% — the low for the reporting period. The high for the period of 2.98% occurred on November 8, 2018. The yield for the ten-year Treasury began the reporting period at 2.83% and ended the period at 2.14% — the low for the reporting period. The peak for the period of 3.24% took place on November 8, 2018.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We increased the Fund’s allocations to U.S. Treasuries, agency securities, collateralized loan obligations and commercial mortgage-based backed securities (“MBS”). In contrast, we reduced the Fund’s allocations to agency MBS, non-agency residential MBS, asset-backed securities (“ABS”), investment-grade corporate bonds, bank loans and emerging market debt.

During the reporting period, U.S. Treasury futures and options, Eurodollar interest rate futures and interest rate swaps, were used to manage the Fund’s duration and yield curvev exposure. In aggregate, these instruments detracted from performance.

Performance review

For the twelve months ended May 31, 2019, Class I shares of Western Asset Intermediate Bond Fund returned 5.67%. The Fund’s unmanaged benchmark, the Bloomberg Barclays Intermediate U.S. Government/Credit Index, returned 5.73% for the same period. The Lipper Core Plus Bond Funds Category Averagevi returned 6.16% over the same time frame.

Performance Snapshot as of May 31, 2019 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Intermediate Bond Fund:
Class A	5.44%	5.32%
Class C	5.15%	4.57%
Class R	5.37%	5.03%
Class I	5.59%	5.67%
Class IS	5.63%	5.76%
Bloomberg Barclays Intermediate U.S. Government/Credit Index	5.24%	5.73%
Lipper Core Plus Bond Funds Category Average	6.59%	6.16%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges

2	Western Asset Intermediate Bond Fund 2019 Annual Report

that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended May 31, 2019 for Class A, Class C, Class R, Class I and Class IS shares were 2.42%, 1.86%, 2.17%, 2.75% and 2.86%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class R and Class IS shares would have been 1.81% and 2.85%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 28, 2018, the gross total annual fund operating expense ratios for Class A, Class C, Class R, Class I and Class IS shares were 0.87%, 1.58%, 1.22%, 0.52% and 0.45%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets will not exceed 0.90% for Class A shares, 1.65% for Class C shares, 1.15% for Class R shares and 0.45% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its structured product exposure. In particular, overweights to non-agency residential MBS, ABS and commercial MBS were additive for returns as their spreads narrowed during the period.

Western Asset Intermediate Bond Fund 2019 Annual Report	3

Fund overview (cont’d)

The Fund’s overweights to investment-grade and high-yield corporate bonds were additive for performance as their spreads narrowed given overall strong corporate earnings and generally solid demand. Individual investment-grade holdings that performed well included Wells Fargo & Co., Citigroup Inc. and Bank of America Corp. The Fund’s high-yield positions that were the most beneficial for results included Targa Resources Partners LP and Sprint Communications Inc.

Finally, duration positioning contributed to performance. Having a duration that was longer than that of the benchmark was rewarded as rates moved lower across the yield curve over the period.

Q. What were the leading detractors from performance?

A. The Fund underperformed its benchmark during the reporting period. Among the Fund’s individual high-yield corporate bonds that detracted from results were Range Resources Corp. There were no other meaningful detractors from results during the reporting period.

Thank you for your investment in Western Asset Intermediate Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company LLC

June 19, 2019

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging market countries. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of May 31, 2019 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 47 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2019 were: U.S. Government & Agency Obligations (28.1%), Financials (17.5%), Mortgage-Backed Securities (9.6%), Collateralized Mortgage Obligations (7.8%) and Asset-Backed Securities (6.2%). The Fund’s portfolio composition is subject to change at any time.

4	Western Asset Intermediate Bond Fund 2019 Annual Report

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

iii

The Bloomberg Barclays Intermediate U.S. Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/ BBB or higher) with maturities between one and ten years.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended May 31, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 308 funds for the six-month period and among the 286 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

Western Asset Intermediate Bond Fund 2019 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2019 and May 31, 2018 and does not include derivatives such as written options, futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

*

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

6	Western Asset Intermediate Bond Fund 2019 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2018 and held for the six months ended May 31, 2019.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.44%	$1,000.00	$1,054.40	0.83%	$4.25	Class A	5.00%	$1,000.00	$1,020.79	0.83%	$4.18
Class C	5.15	1,000.00	1,051.50	1.53	7.83	Class C	5.00	1,000.00	1,017.30	1.53	7.70
Class R	5.37	1,000.00	1,053.70	1.15	5.89	Class R	5.00	1,000.00	1,019.20	1.15	5.79
Class I	5.59	1,000.00	1,055.90	0.54	2.77	Class I	5.00	1,000.00	1,022.24	0.54	2.72
Class IS	5.63	1,000.00	1,056.30	0.45	2.31	Class IS	5.00	1,000.00	1,022.69	0.45	2.27

Western Asset Intermediate Bond Fund 2019 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended May 31, 2019.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

8	Western Asset Intermediate Bond Fund 2019 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 5/31/19	5.32%	4.57%	5.03%	5.67%	5.76%
Five Years Ended 5/31/19	2.37	1.67	2.15	2.79	2.87
Ten Years Ended 5/31/19	N/A	N/A	N/A	4.70	4.76
Inception* through 5/31/19	2.45	1.76	2.22	—	—

With sales charges[2]	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 5/31/19	0.89%	3.57%	5.03%	5.67%	5.76%
Five Years Ended 5/31/19	1.50	1.67	2.15	2.79	2.87
Ten Years Ended 5/31/19	N/A	N/A	N/A	4.70	4.76
Inception* through 5/31/19	1.82	1.76	2.22	—	—

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 5/31/19)	18.70%
Class C (Inception date of 4/30/12 through 5/31/19)	13.13
Class R (Inception date of 4/30/12 through 5/31/19)	16.83
Class I (5/31/09 through 5/31/19)	58.29
Class IS (5/31/09 through 5/31/19)	59.16

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, R, I and IS shares are April 30, 2012, April 30, 2012, April 30, 2012, July 1, 1994 and October 3, 2008, respectively.

Western Asset Intermediate Bond Fund 2019 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Intermediate Bond Fund vs. Bloomberg Barclays Intermediate U.S. Government/ Credit Index† — May 2009 - May 2019

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Intermediate Bond Fund on May 31, 2009, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2019. The hypothetical illustration also assumes a $1,000,000 investment in the Bloomberg Barclays Intermediate U.S. Government/Credit Index. The Bloomberg Barclays Intermediate U.S. Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the performance of Class I shares performance indicated on this chart, depending on whether higher or lower sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Intermediate Bond Fund 2019 Annual Report

Spread duration (unaudited)

Economic exposure — May 31, 2019

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities

Benchmark	— Bloomberg Barclays Intermediate U.S. Government/Credit Index

EM	— Emerging Markets

IG Credit	— Investment Grade Credit

MBS	— Mortgage-Backed Securities

WA IBF	— Western Asset Intermediate Bond Fund

Western Asset Intermediate Bond Fund 2019 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — May 31, 2019

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities

Benchmark	— Bloomberg Barclays Intermediate U.S. Government/Credit Index

EM	— Emerging Markets

IG Credit	— Investment Grade Credit

MBS	— Mortgage-Backed Securities

WA IBF	— Western Asset Intermediate Bond Fund

12	Western Asset Intermediate Bond Fund 2019 Annual Report

Schedule of investments

May 31, 2019

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 41.8%
Communication Services — 3.0%
Diversified Telecommunication Services — 0.9%
AT&T Inc., Senior Notes	3.400%	5/15/25	$1,070,000	$1,083,975
AT&T Inc., Senior Notes	4.250%	3/1/27	580,000	604,935
Telefonica Emisiones SA, Senior Notes	5.134%	4/27/20	110,000	112,356
Telefonica Emisiones SA, Senior Notes	4.103%	3/8/27	1,600,000	1,649,934
Telefonica Emisiones SA, Senior Notes	4.895%	3/6/48	2,270,000	2,233,202
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	840,000	928,178
Verizon Communications Inc., Senior Notes	3.500%	11/1/24	740,000	766,142
Verizon Communications Inc., Senior Notes	3.376%	2/15/25	249,000	255,878
Verizon Communications Inc., Senior Notes	2.625%	8/15/26	300,000	291,354
Verizon Communications Inc., Senior Notes	4.329%	9/21/28	944,000	1,023,291
Verizon Communications Inc., Senior Notes	3.875%	2/8/29	360,000	376,945
Total Diversified Telecommunication Services				9,326,190
Entertainment — 0.0%
Walt Disney Co., Senior Notes	3.000%	9/15/22	170,000	172,719	(a)
Media — 1.7%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	3.579%	7/23/20	300,000	302,563
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	4,300,000	4,541,848
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.200%	3/15/28	3,160,000	3,175,356
Comcast Corp., Senior Notes	5.150%	3/1/20	750,000	764,262
Comcast Corp., Senior Notes	3.375%	2/15/25	280,000	287,972
Comcast Corp., Senior Notes	3.950%	10/15/25	2,790,000	2,959,831
Comcast Corp., Senior Notes	3.150%	3/1/26	90,000	91,341
Comcast Corp., Senior Notes	4.150%	10/15/28	1,520,000	1,633,371
Fox Corp., Senior Notes	4.030%	1/25/24	1,310,000	1,372,550	(a)
Fox Corp., Senior Notes	4.709%	1/25/29	1,670,000	1,825,256	(a)
Total Media				16,954,350
Wireless Telecommunication Services — 0.4%
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	286,000	291,764
Deutsche Telekom International Finance BV, Senior Notes	2.820%	1/19/22	150,000	150,358	(a)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2019 Annual Report	13

Schedule of investments (cont’d)

May 31, 2019

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Wireless Telecommunication Services — continued
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	3.360%	9/20/21	$743,750	$743,750	(a)
Vodafone Group PLC, Senior Notes	3.750%	1/16/24	1,990,000	2,041,683
Vodafone Group PLC, Senior Notes	4.375%	5/30/28	230,000	240,029
Total Wireless Telecommunication Services				3,467,584
Total Communication Services				29,920,843
Consumer Discretionary — 1.5%
Auto Components — 0.1%
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	770,000	768,221	(a)
Automobiles — 0.8%
BMW US Capital LLC, Senior Notes	1.850%	9/15/21	80,000	78,742	(a)
Daimler Finance North America LLC, Senior Notes	2.700%	8/3/20	470,000	469,834	(a)
Daimler Finance North America LLC, Senior Notes	3.350%	5/4/21	2,100,000	2,121,111	(a)
Ford Motor Credit Co. LLC, Senior Notes	8.125%	1/15/20	1,010,000	1,040,705
Ford Motor Credit Co. LLC, Senior Notes	5.875%	8/2/21	800,000	836,805
Ford Motor Credit Co. LLC, Senior Notes	3.664%	9/8/24	200,000	191,301
General Motors Financial Co. Inc., Senior Notes	2.450%	11/6/20	160,000	158,643
General Motors Financial Co. Inc., Senior Notes	3.700%	11/24/20	520,000	524,356
General Motors Financial Co. Inc., Senior Notes	3.450%	4/10/22	880,000	881,425
General Motors Financial Co. Inc., Senior Notes	3.700%	5/9/23	1,230,000	1,230,897
Total Automobiles				7,533,819
Hotels, Restaurants & Leisure — 0.4%
McDonald’s Corp., Senior Notes	3.350%	4/1/23	800,000	823,523
McDonald’s Corp., Senior Notes	3.500%	3/1/27	450,000	463,743
McDonald’s Corp., Senior Notes	3.800%	4/1/28	650,000	681,709
Sands China Ltd., Senior Notes	4.600%	8/8/23	1,520,000	1,584,402
Sands China Ltd., Senior Notes	5.125%	8/8/25	430,000	451,448
Total Hotels, Restaurants & Leisure				4,004,825
Household Durables — 0.0%
Newell Brands Inc., Senior Notes	3.850%	4/1/23	300,000	302,230
Newell Brands Inc., Senior Notes	4.200%	4/1/26	250,000	243,693
Total Household Durables				545,923

See Notes to Financial Statements.

14	Western Asset Intermediate Bond Fund 2019 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Internet & Direct Marketing Retail — 0.2%
Amazon.com Inc., Senior Notes	3.150%	8/22/27	$2,080,000	$2,138,758
Total Consumer Discretionary				14,991,546
Consumer Staples — 3.1%
Beverages — 1.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.650%	2/1/26	960,000	977,654
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.900%	2/1/46	160,000	165,826
Anheuser-Busch InBev Finance Inc., Senior Notes	2.650%	2/1/21	147,000	147,247
Anheuser-Busch InBev Finance Inc., Senior Notes	3.300%	2/1/23	728,000	741,045
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.500%	1/12/24	810,000	833,766
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.150%	1/23/25	2,890,000	3,050,146
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.750%	1/23/29	2,000,000	2,174,834
Diageo Capital PLC, Senior Notes	4.828%	7/15/20	760,000	779,704
Diageo Capital PLC, Senior Notes	3.500%	9/18/23	2,360,000	2,443,719
Pernod Ricard SA, Senior Notes	4.450%	1/15/22	520,000	541,465	(a)
Total Beverages				11,855,406
Food & Staples Retailing — 0.1%
Walgreens Boots Alliance Inc., Senior Notes	3.450%	6/1/26	670,000	660,259
Walmart Inc., Senior Notes	3.050%	7/8/26	530,000	543,999
Walmart Inc., Senior Notes	3.700%	6/26/28	320,000	340,759
Total Food & Staples Retailing				1,545,017
Food Products — 0.6%
Danone SA, Senior Notes	2.077%	11/2/21	1,840,000	1,816,717	(a)
Kraft Heinz Foods Co., Secured Notes	4.875%	2/15/25	490,000	505,404	(a)
Kraft Heinz Foods Co., Senior Notes	5.375%	2/10/20	152,000	154,735
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	130,000	132,162
Mars Inc., Senior Notes	2.700%	4/1/25	360,000	362,096	(a)
Mars Inc., Senior Notes	3.200%	4/1/30	1,160,000	1,175,950	(a)
Smithfield Foods Inc., Senior Notes	2.700%	1/31/20	1,150,000	1,147,003	(a)
WM Wrigley Jr. Co., Senior Notes	2.900%	10/21/19	560,000	560,442	(a)
Total Food Products				5,854,509
Tobacco — 1.2%
Altria Group Inc., Senior Notes	9.250%	8/6/19	660,000	667,105
Altria Group Inc., Senior Notes	3.490%	2/14/22	220,000	224,022

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2019 Annual Report	15

Schedule of investments (cont’d)

May 31, 2019

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Tobacco — continued
Altria Group Inc., Senior Notes	2.850%	8/9/22	$50,000	$49,963
Altria Group Inc., Senior Notes	3.800%	2/14/24	320,000	328,912
Altria Group Inc., Senior Notes	4.400%	2/14/26	2,340,000	2,432,051
Altria Group Inc., Senior Notes	4.800%	2/14/29	1,990,000	2,081,775
Altria Group Inc., Senior Notes	6.200%	2/14/59	290,000	321,430
BAT Capital Corp., Senior Notes	2.764%	8/15/22	1,750,000	1,736,356
BAT Capital Corp., Senior Notes	3.557%	8/15/27	1,500,000	1,443,144
Philip Morris International Inc., Senior Notes	1.875%	11/1/19	1,320,000	1,316,241
Reynolds American Inc., Senior Notes	8.125%	6/23/19	980,000	983,022
Reynolds American Inc., Senior Notes	3.250%	6/12/20	115,000	115,570
Total Tobacco				11,699,591
Total Consumer Staples				30,954,523
Energy — 5.7%
Energy Equipment & Services — 0.1%
Halliburton Co., Senior Notes	3.800%	11/15/25	740,000	762,469
Schlumberger Holdings Corp., Senior Notes	3.900%	5/17/28	817,000	825,747	(a)
Total Energy Equipment & Services				1,588,216
Oil, Gas & Consumable Fuels — 5.6%
Anadarko Petroleum Corp., Senior Notes	4.850%	3/15/21	972,000	1,004,158
Anadarko Petroleum Corp., Senior Notes	5.550%	3/15/26	1,820,000	2,020,490
Antero Resources Corp., Senior Notes	5.375%	11/1/21	70,000	70,019
Apache Corp., Senior Notes	3.250%	4/15/22	485,000	488,752
Apache Corp., Senior Notes	4.375%	10/15/28	1,030,000	1,051,188
BP Capital Markets America Inc., Senior Notes	3.216%	11/28/23	510,000	520,139
BP Capital Markets America Inc., Senior Notes	3.119%	5/4/26	1,990,000	1,995,898
BP Capital Markets America Inc., Senior Notes	3.588%	4/14/27	970,000	999,078
BP Capital Markets America Inc., Senior Notes	3.410%	2/11/26	420,000	430,783
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	10,000	10,266
BP Capital Markets PLC, Senior Notes	3.535%	11/4/24	80,000	83,135
BP Capital Markets PLC, Senior Notes	3.506%	3/17/25	500,000	518,181
Chevron Corp., Senior Notes	2.954%	5/16/26	1,230,000	1,250,976
Cimarex Energy Co., Senior Notes	3.900%	5/15/27	1,830,000	1,868,973
CNOOC Finance 2015 USA LLC, Senior Notes	3.500%	5/5/25	850,000	863,325
CNOOC Finance 2015 USA LLC, Senior Notes	4.375%	5/2/28	760,000	811,187

See Notes to Financial Statements.

16	Western Asset Intermediate Bond Fund 2019 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
CNOOC Nexen Finance 2014 ULC, Senior Notes	4.250%	4/30/24	$430,000	$452,717
Concho Resources Inc., Senior Notes	4.375%	1/15/25	1,110,000	1,150,274
Concho Resources Inc., Senior Notes	4.300%	8/15/28	480,000	507,663
Continental Resources Inc., Senior Notes	5.000%	9/15/22	1,774,000	1,788,742
Continental Resources Inc., Senior Notes	3.800%	6/1/24	940,000	945,188
Continental Resources Inc., Senior Notes	4.375%	1/15/28	60,000	61,772
Devon Energy Corp., Senior Notes	3.250%	5/15/22	3,280,000	3,319,406
Devon Energy Corp., Senior Notes	5.850%	12/15/25	560,000	648,120
Dominion Energy Inc., Junior Subordinated Notes	2.579%	7/1/20	1,030,000	1,027,092
Ecopetrol SA, Senior Notes	5.375%	6/26/26	2,440,000	2,605,188
Energy Transfer Operating LP, Senior Notes	4.500%	4/15/24	580,000	608,533
Energy Transfer Operating LP, Senior Notes	5.250%	4/15/29	130,000	140,138
Enterprise Products Operating LLC, Senior Notes	4.150%	10/16/28	2,290,000	2,428,348
EOG Resources Inc., Senior Notes	4.150%	1/15/26	300,000	321,109
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	1,670,000	1,706,320
KazMunayGas National Co. JSC, Senior Notes	5.375%	4/24/30	1,070,000	1,155,520	(a)
KazMunayGas National Co. JSC, Senior Notes	5.750%	4/19/47	660,000	704,880	(a)
Kerr-McGee Corp., Senior Notes	6.950%	7/1/24	610,000	717,766
Kinder Morgan Energy Partners LP, Senior Notes	3.500%	3/1/21	150,000	151,830
MPLX LP, Senior Notes	4.125%	3/1/27	780,000	790,683
MPLX LP, Senior Notes	4.000%	3/15/28	1,040,000	1,042,660
MPLX LP, Senior Notes	4.800%	2/15/29	1,120,000	1,192,121
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	70,000	70,387
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	1,330,000	1,326,298
Occidental Petroleum Corp., Senior Notes	3.400%	4/15/26	910,000	911,695
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	500,000	485,858
Pertamina Persero PT, Senior Notes	6.000%	5/3/42	580,000	630,693	(a)
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	420,000	427,350
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	470,000	510,862
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	390,000	383,370
Petroleos del Peru SA, Senior Notes	4.750%	6/19/32	2,040,000	2,108,850	(a)
Petroleos Mexicanos, Senior Notes	4.875%	1/18/24	500,000	501,200
Petroleos Mexicanos, Senior Notes	4.250%	1/15/25	760,000	721,620
Petroleos Mexicanos, Senior Notes	5.625%	1/23/46	1,100,000	900,900

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2019 Annual Report	17

Schedule of investments (cont’d)

May 31, 2019

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Shell International Finance BV, Senior Notes	4.375%	3/25/20	$470,000	$477,149
Shell International Finance BV, Senior Notes	2.250%	11/10/20	1,020,000	1,018,719
Shell International Finance BV, Senior Notes	3.250%	5/11/25	2,550,000	2,625,818
Shell International Finance BV, Senior Notes	2.875%	5/10/26	400,000	400,063
Shell International Finance BV, Senior Notes	4.000%	5/10/46	10,000	10,504
Sinopec Group Overseas Development 2014 Ltd., Senior Notes	4.375%	4/10/24	1,620,000	1,718,592	(a)
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	1,490,000	1,891,651
Williams Cos. Inc., Senior Notes	5.250%	3/15/20	180,000	183,530
Williams Cos. Inc., Senior Notes	7.875%	9/1/21	200,000	221,518
Total Oil, Gas & Consumable Fuels				54,979,245
Total Energy				56,567,461
Financials — 17.5%
Banks — 12.5%
ABN AMRO Bank NV, Subordinated Notes	4.750%	7/28/25	310,000	326,283	(a)
Banco Santander SA, Senior Notes	3.125%	2/23/23	1,000,000	995,395
Banco Santander SA, Senior Notes	3.800%	2/23/28	200,000	196,717
Banco Santander SA, Senior Notes	4.379%	4/12/28	1,000,000	1,025,644
Banco Santander SA, Senior Notes (3 mo. USD LIBOR + 1.120%)	3.724%	4/12/23	800,000	795,431	(b)
Bank of America Corp., Senior Notes	3.300%	1/11/23	600,000	611,118
Bank of America Corp., Senior Notes	4.100%	7/24/23	930,000	975,807
Bank of America Corp., Senior Notes	4.000%	4/1/24	1,560,000	1,635,604
Bank of America Corp., Senior Notes	3.500%	4/19/26	460,000	470,019
Bank of America Corp., Senior Notes	5.000%	1/21/44	560,000	650,809
Bank of America Corp., Senior Notes (3.004% to 12/20/22 then 3 mo. USD LIBOR + 0.790%)	3.004%	12/20/23	570,000	572,438	(b)
Bank of America Corp., Senior Notes (3.419% to 12/20/27 then 3 mo. USD LIBOR + 1.040%)	3.419%	12/20/28	1,572,000	1,570,630	(b)
Bank of America Corp., Senior Notes (3.458% to 3/15/24 then 3 mo. USD LIBOR + 0.970%)	3.458%	3/15/25	660,000	671,905	(b)
Bank of America Corp., Senior Notes (3.593% to 7/21/27 then 3 mo. USD LIBOR + 1.370%)	3.593%	7/21/28	1,140,000	1,152,075	(b)

See Notes to Financial Statements.

18	Western Asset Intermediate Bond Fund 2019 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Bank of America Corp., Senior Notes (3.970% to 3/5/28 then 3 mo. USD LIBOR + 1.070%)	3.970%	3/5/29	$1,500,000	$1,553,376	(b)
Bank of America Corp., Senior Notes (3.974% to 2/7/29 then 3 mo. USD LIBOR + 1.210%)	3.974%	2/7/30	4,210,000	4,366,059	(b)
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	710,000	743,736
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	320,000	330,500
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	2,100,000	2,189,104
Banque Federative du Credit Mutuel SA, Senior Notes	2.200%	7/20/20	230,000	229,113	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,150,000	1,297,463	(a)
Barclays PLC, Senior Notes (4.972% to 5/16/28 then 3 mo. USD LIBOR + 1.902%)	4.972%	5/16/29	1,000,000	1,037,769	(b)
BNP Paribas SA, Senior Notes	3.375%	1/9/25	260,000	258,537	(a)
BNP Paribas SA, Senior Notes	4.400%	8/14/28	750,000	784,484	(a)
BNP Paribas SA, Senior Notes (4.705% to 1/10/24 then 3 mo. USD LIBOR + 2.235%)	4.705%	1/10/25	2,730,000	2,866,475	(a)(b)
BNP Paribas SA, Senior Notes (5.198% to 1/10/29 then 3 mo. USD LIBOR + 2.567%)	5.198%	1/10/30	2,320,000	2,559,089	(a)(b)
BNP Paribas SA, Subordinated Notes (4.375% to 3/1/28 then USD 5 year ICE Swap Rate + 1.483%)	4.375%	3/1/33	560,000	557,807	(a)(b)
BPCE SA, Senior Notes	3.000%	5/22/22	2,570,000	2,565,631	(a)
Citigroup Inc., Senior Notes	3.300%	4/27/25	1,810,000	1,839,897
Citigroup Inc., Senior Notes	8.125%	7/15/39	34,000	52,603
Citigroup Inc., Senior Notes	4.650%	7/30/45	84,000	92,320
Citigroup Inc., Senior Notes (3.980% to 3/20/29 then 3 mo. USD LIBOR + 1.338%)	3.980%	3/20/30	1,840,000	1,905,504	(b)
Citigroup Inc., Senior Notes (4.075% to 4/23/28 then 3 mo. USD LIBOR + 1.192%)	4.075%	4/23/29	1,620,000	1,685,144	(b)
Citigroup Inc., Subordinated Notes	4.400%	6/10/25	670,000	703,887
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	870,000	966,432
Citigroup Inc., Subordinated Notes	4.300%	11/20/26	180,000	186,744
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	4,550,000	4,761,974
Citigroup Inc., Subordinated Notes	4.125%	7/25/28	280,000	288,035
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	116,000	133,235
Cooperatieve Rabobank UA, Junior Subordinated Notes (11.000% to 6/30/19 then 3 mo. USD LIBOR + 10.868%)	11.000%	6/30/19	665,000	670,819	(a)(b)(c)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2019 Annual Report	19

Schedule of investments (cont’d)

May 31, 2019

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Cooperatieve Rabobank UA, Senior Notes	4.750%	1/15/20	$600,000	$607,840	(a)
Cooperatieve Rabobank UA, Senior Notes	4.625%	12/1/23	1,720,000	1,810,346
Cooperatieve Rabobank UA, Senior Notes	4.375%	8/4/25	2,980,000	3,108,376
Cooperatieve Rabobank UA, Senior Notes	3.750%	7/21/26	1,500,000	1,499,586
Credit Agricole SA, Junior Subordinated Notes (8.375% to 10/13/19 then 3 mo. USD LIBOR + 6.982%)	8.375%	10/13/19	670,000	683,400	(a)(b)(c)
Danske Bank A/S, Senior Notes	5.000%	1/12/22	530,000	548,805	(a)
Danske Bank A/S, Senior Notes	5.375%	1/12/24	1,400,000	1,483,393	(a)
Fifth Third Bancorp, Senior Notes	3.650%	1/25/24	500,000	520,292
HSBC Bank USA NA, Subordinated Notes	4.875%	8/24/20	290,000	297,156
HSBC Holdings PLC, Senior Notes	3.400%	3/8/21	1,190,000	1,204,203
HSBC Holdings PLC, Senior Notes	2.950%	5/25/21	1,640,000	1,647,276
HSBC Holdings PLC, Senior Notes (3.803% to 3/11/24 then 3 mo. USD LIBOR + 1.211%)	3.803%	3/11/25	740,000	755,810	(b)
HSBC Holdings PLC, Senior Notes (4.041% to 3/13/27 then 3 mo. USD LIBOR + 1.546%)	4.041%	3/13/28	700,000	716,787	(b)
HSBC Holdings PLC, Senior Notes (4.583% to 6/19/28 then 3 mo. USD LIBOR + 1.535%)	4.583%	6/19/29	2,570,000	2,722,334	(b)
HSBC Holdings PLC, Subordinated Notes	4.250%	3/14/24	430,000	444,512
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	620,000	637,759
ING Bank NV, Senior Notes	2.500%	10/1/19	220,000	219,998	(a)
ING Bank NV, Senior Secured Notes	2.625%	12/5/22	1,000,000	1,011,967	(a)
ING Bank NV, Subordinated Notes	5.800%	9/25/23	1,110,000	1,210,073	(a)
Intesa Sanpaolo SpA, Senior Notes	3.125%	7/14/22	1,030,000	1,004,453	(a)
Intesa Sanpaolo SpA, Senior Notes	3.375%	1/12/23	390,000	381,074	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	1,580,000	1,498,466	(a)
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	130,000	132,994
JPMorgan Chase & Co., Senior Notes	2.550%	3/1/21	150,000	149,811
JPMorgan Chase & Co., Senior Notes	3.900%	7/15/25	3,000,000	3,148,384
JPMorgan Chase & Co., Senior Notes (4.005% to 4/23/28 then 3 mo. USD LIBOR + 1.120%)	4.005%	4/23/29	1,180,000	1,233,112	(b)
JPMorgan Chase & Co., Senior Notes (4.023% to 12/5/23 then 3 mo. USD LIBOR + 1.000%)	4.023%	12/5/24	1,250,000	1,310,513	(b)
JPMorgan Chase & Co., Senior Notes (4.203% to 7/23/28 then 3 mo. USD LIBOR + 1.260%)	4.203%	7/23/29	490,000	519,017	(b)

See Notes to Financial Statements.

20	Western Asset Intermediate Bond Fund 2019 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
JPMorgan Chase & Co., Senior Notes (4.452% to 12/5/28 then 3 mo. USD LIBOR + 1.330%)	4.452%	12/5/29	$2,250,000	$2,435,938	(b)
JPMorgan Chase & Co., Subordinated Notes	3.875%	9/10/24	1,790,000	1,860,993
Lloyds Banking Group PLC, Senior Notes	3.900%	3/12/24	2,040,000	2,078,710
Lloyds Banking Group PLC, Subordinated Notes	4.650%	3/24/26	1,500,000	1,533,630
Mitsubishi UFJ Financial Group Inc., Senior Notes	2.950%	3/1/21	535,000	538,349
Mitsubishi UFJ Financial Group Inc., Senior Notes	3.407%	3/7/24	3,470,000	3,555,445
Nordea Bank ABP, Subordinated Notes	4.875%	5/13/21	620,000	642,720	(a)
PNC Financial Services Group Inc., Senior Notes	3.500%	1/23/24	2,420,000	2,507,828
Royal Bank of Canada, Senior Notes	2.150%	10/26/20	330,000	328,779
Royal Bank of Canada, Senior Notes	3.200%	4/30/21	760,000	771,850
Royal Bank of Scotland Group PLC, Senior Notes (4.269% to 3/22/24 then 3 mo. USD LIBOR + 1.762%)	4.269%	3/22/25	590,000	598,473	(b)
Royal Bank of Scotland Group PLC, Senior Notes (4.519% to 6/25/23 then 3 mo. USD LIBOR + 1.550%)	4.519%	6/25/24	200,000	205,132	(b)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	2,400,000	2,548,796
Santander UK Group Holdings PLC, Senior Notes	3.571%	1/10/23	590,000	592,612
Santander UK PLC, Senior Notes	2.375%	3/16/20	200,000	199,508
Santander UK PLC, Subordinated Notes	5.000%	11/7/23	1,704,000	1,772,266	(a)
Svenska Handelsbanken AB, Senior Notes	3.350%	5/24/21	250,000	254,264
UniCredit SpA, Senior Notes	6.572%	1/14/22	1,880,000	1,964,707	(a)
US Bancorp, Senior Notes	3.375%	2/5/24	5,000,000	5,171,060
US Bank NA, Senior Notes	3.150%	4/26/21	380,000	385,093
Wachovia Capital Trust III, Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	7/1/19	2,218,000	2,206,278	(b)(c)
Wells Fargo & Co., Junior Subordinated Notes (5.875% to 6/15/25 then 3 mo. USD LIBOR + 3.990%)	5.875%	6/15/25	110,000	116,706	(b)(c)
Wells Fargo & Co., Senior Notes	3.750%	1/24/24	7,640,000	7,935,929
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	720,000	712,184
Wells Fargo & Co., Senior Notes	4.150%	1/24/29	500,000	527,821

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2019 Annual Report	21

Schedule of investments (cont’d)

May 31, 2019

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	$1,690,000	$1,718,993
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	400,000	414,727
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	2,290,000	2,404,227
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	90,000	99,302
Westpac Banking Corp., Senior Notes	2.300%	5/26/20	70,000	69,874
Westpac Banking Corp., Senior Notes	2.600%	11/23/20	390,000	390,574
Total Banks				123,326,117
Capital Markets — 2.9%
Charles Schwab Corp., Senior Notes	3.850%	5/21/25	600,000	633,978
Credit Suisse AG, Senior Notes	3.625%	9/9/24	2,550,000	2,648,681
Credit Suisse Group AG, Senior Notes	4.282%	1/9/28	900,000	924,388	(a)
Credit Suisse Group AG, Senior Notes (3.869% to 1/12/28 then 3 mo. USD LIBOR + 1.410%)	3.869%	1/12/29	1,360,000	1,358,615	(a)(b)
Daiwa Securities Group Inc., Senior Notes	3.129%	4/19/22	220,000	222,203	(a)
Goldman Sachs Capital II (3 mo. USD LIBOR + 0.768%, 4.000% floor)	4.000%	7/1/19	91,000	71,637	(b)(c)
Goldman Sachs Group Inc., Senior Notes	2.300%	12/13/19	1,640,000	1,637,322
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	1,180,000	1,204,406
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	1,940,000	2,086,344
Goldman Sachs Group Inc., Senior Notes	3.200%	2/23/23	410,000	414,743
Goldman Sachs Group Inc., Senior Notes	3.625%	2/20/24	1,000,000	1,025,295
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	1,480,000	1,541,895
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	280,000	289,647
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	1,350,000	1,353,846
Goldman Sachs Group Inc., Senior Notes	4.750%	10/21/45	130,000	141,839
Goldman Sachs Group Inc., Senior Notes (3.814% to 4/23/28 then 3 mo. USD LIBOR + 1.158%)	3.814%	4/23/29	940,000	950,110	(b)
Goldman Sachs Group Inc., Senior Notes (4.223% to 5/1/28 then 3 mo. USD LIBOR + 1.301%)	4.223%	5/1/29	1,130,000	1,175,210	(b)
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	2,280,000	2,363,306
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	60,000	65,446
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	7/12/19	6,200,000	0	*(c)(d)(e)(f)(g)
Lehman Brothers Holdings E-Capital Trust I, Junior Subordinated Notes	3.216%	8/19/65	360,000	0	*(d)(e)(f)(g)

See Notes to Financial Statements.

22	Western Asset Intermediate Bond Fund 2019 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Lehman Brothers Holdings Inc., Junior Subordinated Notes	6.500%	7/19/17	$30,000	$0	*(e)(f)(g)(h)
Morgan Stanley, Senior Notes	5.500%	7/24/20	600,000	618,740
Morgan Stanley, Senior Notes (3.772% to 1/24/28 then 3 mo. USD LIBOR + 1.140%)	3.772%	1/24/29	2,270,000	2,320,896	(b)
Morgan Stanley, Senior Notes (4.431% to 1/23/29 then 3 mo. USD LIBOR + 1.628%)	4.431%	1/23/30	570,000	612,363	(b)
UBS Group Funding Switzerland AG, Senior Notes	3.491%	5/23/23	3,060,000	3,098,464	(a)
UBS Group Funding Switzerland AG, Senior Notes	4.125%	9/24/25	290,000	304,176	(a)
UBS Group Funding Switzerland AG, Senior Notes	4.253%	3/23/28	1,000,000	1,047,879	(a)
Total Capital Markets				28,111,429
Consumer Finance — 0.3%
American Express Co., Senior Notes	2.650%	12/2/22	1,500,000	1,499,266
American Express Credit Corp., Senior Notes	2.375%	5/26/20	380,000	379,377
Nationwide Building Society, Senior Notes (4.363% to 8/1/23 then 3 mo. USD LIBOR + 1.392%)	4.363%	8/1/24	940,000	966,239	(a)(b)
Synchrony Financial, Senior Notes	3.000%	8/15/19	236,000	236,029
Total Consumer Finance				3,080,911
Diversified Financial Services — 1.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.250%	7/1/20	1,540,000	1,563,685
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.500%	5/26/22	210,000	211,251
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.875%	1/16/24	1,130,000	1,194,620
Banco Nacional de Comercio Exterior SNC, Subordinated Notes (3.800% to 8/11/21 then 5 year Treasury Constant Maturity Rate + 3.000%)	3.800%	8/11/26	660,000	652,806	(a)(b)
CDP Financial Inc., Senior Notes	4.400%	11/25/19	1,270,000	1,281,162	(a)
GE Capital International Funding Co. Unlimited Co., Senior Notes	2.342%	11/15/20	1,464,000	1,449,745
GE Capital International Funding Co. Unlimited Co., Senior Notes	3.373%	11/15/25	2,300,000	2,275,009
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	2,880,000	3,115,055

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2019 Annual Report	23

Schedule of investments (cont’d)

May 31, 2019

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — continued
Syngenta Finance NV, Senior Notes	3.933%	4/23/21	$2,000,000	$2,027,402	(a)
USAA Capital Corp., Senior Notes	2.625%	6/1/21	2,060,000	2,069,994	(a)
Total Diversified Financial Services				15,840,729
Insurance — 0.2%
Chubb INA Holdings Inc., Senior Notes	2.300%	11/3/20	170,000	169,936
Chubb INA Holdings Inc., Senior Notes	3.350%	5/3/26	100,000	102,971
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	390,000	483,284	(a)
Nuveen LLC, Senior Notes	4.000%	11/1/28	1,000,000	1,092,225	(a)
Reliance Standard Life Global Funding II, Senior Secured Notes	2.500%	1/15/20	130,000	129,829	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	6.850%	12/16/39	32,000	45,361	(a)
Total Insurance				2,023,606
Thrifts & Mortgage Finance — 0.0%
Stadshypotek AB, Senior Secured Notes	1.875%	10/2/19	390,000	389,322	(a)
Total Financials				172,772,114
Health Care — 3.6%
Biotechnology — 0.4%
AbbVie Inc., Senior Notes	2.900%	11/6/22	220,000	220,557
AbbVie Inc., Senior Notes	3.600%	5/14/25	510,000	519,983
Amgen Inc., Senior Notes	2.125%	5/1/20	80,000	79,671
Amgen Inc., Senior Notes	3.625%	5/22/24	120,000	124,047
Celgene Corp., Senior Notes	2.250%	8/15/21	330,000	327,990
Celgene Corp., Senior Notes	3.550%	8/15/22	410,000	422,120
Celgene Corp., Senior Notes	3.875%	8/15/25	640,000	672,837
Gilead Sciences Inc., Senior Notes	1.850%	9/20/19	540,000	539,170
Gilead Sciences Inc., Senior Notes	2.550%	9/1/20	110,000	110,132
Gilead Sciences Inc., Senior Notes	2.500%	9/1/23	700,000	695,244
Gilead Sciences Inc., Senior Notes	3.700%	4/1/24	90,000	93,801
Total Biotechnology				3,805,552
Health Care Equipment & Supplies — 0.4%
Abbott Laboratories, Senior Notes	3.400%	11/30/23	700,000	722,037
Becton Dickinson and Co., Senior Notes	3.363%	6/6/24	1,870,000	1,898,455
Becton Dickinson and Co., Senior Notes	3.734%	12/15/24	84,000	86,652
Becton Dickinson and Co., Senior Notes	4.685%	12/15/44	290,000	312,096
Medtronic Inc., Senior Notes	3.125%	3/15/22	210,000	213,812
Medtronic Inc., Senior Notes	3.500%	3/15/25	400,000	417,083
Total Health Care Equipment & Supplies				3,650,135

See Notes to Financial Statements.

24	Western Asset Intermediate Bond Fund 2019 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — 2.1%
Aetna Inc., Senior Notes	2.800%	6/15/23	$1,070,000	$1,063,762
Anthem Inc., Senior Notes	3.700%	8/15/21	70,000	71,386
Anthem Inc., Senior Notes	3.125%	5/15/22	330,000	333,254
Anthem Inc., Senior Notes	3.650%	12/1/27	470,000	474,275
Cardinal Health Inc., Senior Notes	2.616%	6/15/22	480,000	476,171
Cigna Corp., Senior Notes	3.400%	9/17/21	310,000	314,178	(a)
Cigna Corp., Senior Notes	4.125%	11/15/25	740,000	772,078	(a)
Cigna Corp., Senior Notes	4.375%	10/15/28	1,610,000	1,688,969	(a)
CVS Health Corp., Senior Notes	3.350%	3/9/21	260,000	262,664
CVS Health Corp., Senior Notes	4.000%	12/5/23	1,000,000	1,034,370
CVS Health Corp., Senior Notes	4.100%	3/25/25	3,600,000	3,727,812
CVS Health Corp., Senior Notes	3.875%	7/20/25	868,000	890,041
CVS Health Corp., Senior Notes	4.300%	3/25/28	3,270,000	3,370,730
Humana Inc., Senior Notes	3.150%	12/1/22	110,000	111,168
Humana Inc., Senior Notes	2.900%	12/15/22	1,800,000	1,803,585
Humana Inc., Senior Notes	3.950%	3/15/27	1,220,000	1,241,551
Medtronic Global Holdings SCA, Senior Notes	3.350%	4/1/27	780,000	806,163
UnitedHealth Group Inc., Senior Notes	2.700%	7/15/20	350,000	350,850
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	380,000	385,906
UnitedHealth Group Inc., Senior Notes	2.875%	12/15/21	230,000	232,348
UnitedHealth Group Inc., Senior Notes	3.750%	7/15/25	190,000	199,586
UnitedHealth Group Inc., Senior Notes	3.875%	12/15/28	1,150,000	1,222,141
Total Health Care Providers & Services				20,832,988
Pharmaceuticals — 0.7%
Allergan Funding SCS, Senior Notes	3.450%	3/15/22	600,000	603,843
Allergan Funding SCS, Senior Notes	3.800%	3/15/25	570,000	574,110
Bristol-Myers Squibb Co., Senior Notes	2.600%	5/16/22	520,000	523,739	(a)
Bristol-Myers Squibb Co., Senior Notes	2.900%	7/26/24	980,000	993,501	(a)
Bristol-Myers Squibb Co., Senior Notes	3.200%	6/15/26	740,000	757,566	(a)
Bristol-Myers Squibb Co., Senior Notes	3.400%	7/26/29	320,000	327,909	(a)
Eli Lilly & Co., Senior Notes	2.350%	5/15/22	680,000	680,066
Express Scripts Holding Co., Senior Notes	3.500%	6/15/24	820,000	835,381
Johnson & Johnson, Senior Notes	2.450%	3/1/26	1,390,000	1,370,942
Merck & Co. Inc., Senior Notes	2.750%	2/10/25	130,000	130,703
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	230,000	205,563
Total Pharmaceuticals				7,003,323
Total Health Care				35,291,998

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2019 Annual Report	25

Schedule of investments (cont’d)

May 31, 2019

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Industrials — 2.0%
Aerospace & Defense — 0.5%
Boeing Co., Senior Notes	3.100%	5/1/26	$70,000	$71,044
Boeing Co., Senior Notes	2.800%	3/1/27	90,000	88,820
Boeing Co., Senior Notes	3.200%	3/1/29	330,000	333,808
General Dynamics Corp., Senior Notes	3.750%	5/15/28	1,040,000	1,110,669
Lockheed Martin Corp., Senior Notes	3.350%	9/15/21	190,000	193,640
Lockheed Martin Corp., Senior Notes	3.550%	1/15/26	450,000	470,129
Northrop Grumman Corp., Senior Notes	2.550%	10/15/22	580,000	578,149
Northrop Grumman Corp., Senior Notes	2.930%	1/15/25	1,350,000	1,352,517
United Technologies Corp., Senior Notes	4.500%	4/15/20	170,000	172,731
United Technologies Corp., Senior Notes	3.950%	8/16/25	280,000	295,682
United Technologies Corp., Senior Notes	4.125%	11/16/28	130,000	138,096
Total Aerospace & Defense				4,805,285
Airlines — 0.0%
Delta Air Lines Pass-Through Trust	6.821%	8/10/22	256,610	280,949
Commercial Services & Supplies — 0.4%
Cintas Corp. No 2, Senior Notes	2.900%	4/1/22	460,000	465,510
Cintas Corp. No 2, Senior Notes	3.700%	4/1/27	1,040,000	1,088,042
Republic Services Inc., Senior Notes	3.200%	3/15/25	750,000	764,852
Waste Management Inc., Senior Notes	3.500%	5/15/24	450,000	465,908
Waste Management Inc., Senior Notes	3.200%	6/15/26	190,000	193,979
Waste Management Inc., Senior Notes	3.450%	6/15/29	590,000	604,328
Total Commercial Services & Supplies				3,582,619
Electrical Equipment — 0.3%
Eaton Corp., Senior Notes	2.750%	11/2/22	2,640,000	2,646,369
Industrial Conglomerates — 0.5%
General Electric Co., Senior Notes	5.500%	1/8/20	50,000	50,771
General Electric Co., Senior Notes	5.550%	5/4/20	220,000	225,359
General Electric Co., Senior Notes	4.650%	10/17/21	1,330,000	1,382,240
General Electric Co., Senior Notes	6.875%	1/10/39	1,590,000	1,931,157
General Electric Co., Senior Notes	4.500%	3/11/44	210,000	197,285
General Electric Co., Subordinated Notes	5.300%	2/11/21	1,184,000	1,227,912
Total Industrial Conglomerates				5,014,724
Road & Rail — 0.1%
Union Pacific Corp., Senior Notes	3.750%	7/15/25	600,000	632,139
Union Pacific Corp., Senior Notes	3.950%	9/10/28	450,000	479,736
Total Road & Rail				1,111,875

See Notes to Financial Statements.

26	Western Asset Intermediate Bond Fund 2019 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Trading Companies & Distributors — 0.1%
Aviation Capital Group LLC, Senior Notes	6.750%	4/6/21	$290,000	$310,243	(a)
Aviation Capital Group LLC, Senior Notes	4.125%	8/1/25	790,000	808,184	(a)
Total Trading Companies & Distributors				1,118,427
Transportation Infrastructure — 0.1%
SMBC Aviation Capital Finance DAC, Senior Notes	4.125%	7/15/23	710,000	738,909	(a)
Total Industrials				19,299,157
Information Technology — 2.2%
Internet Software & Services — 0.1%
Tencent Holdings Ltd., Senior Notes	3.595%	1/19/28	1,200,000	1,187,204	(a)
IT Services — 0.5%
International Business Machines Corp., Senior Notes	3.000%	5/15/24	1,690,000	1,705,112
Mastercard Inc., Senior Notes	3.375%	4/1/24	700,000	728,757
Visa Inc., Senior Notes	2.200%	12/14/20	840,000	838,726
Visa Inc., Senior Notes	3.150%	12/14/25	1,400,000	1,441,997
Visa Inc., Senior Notes	4.300%	12/14/45	320,000	363,414
Total IT Services				5,078,006
Semiconductors & Semiconductor Equipment — 0.1%
Broadcom Corp./Broadcom Cayman Finance Ltd., Senior Notes	3.125%	1/15/25	590,000	563,440
Intel Corp., Senior Notes	3.700%	7/29/25	140,000	147,427
Total Semiconductors & Semiconductor Equipment				710,867
Software — 0.9%
Microsoft Corp., Senior Notes	1.850%	2/6/20	1,280,000	1,275,804
Microsoft Corp., Senior Notes	1.550%	8/8/21	510,000	502,711
Microsoft Corp., Senior Notes	2.400%	2/6/22	740,000	742,905
Microsoft Corp., Senior Notes	2.400%	8/8/26	3,310,000	3,256,822
Microsoft Corp., Senior Notes	3.300%	2/6/27	670,000	698,260
Microsoft Corp., Senior Notes	3.450%	8/8/36	20,000	20,534
Oracle Corp., Senior Notes	2.500%	10/15/22	1,020,000	1,019,743
salesforce.com Inc., Senior Notes	3.250%	4/11/23	370,000	379,332
salesforce.com Inc., Senior Notes	3.700%	4/11/28	710,000	755,282
Total Software				8,651,393
Technology Hardware, Storage & Peripherals — 0.6%
Apple Inc., Senior Notes	2.000%	11/13/20	170,000	169,292
Apple Inc., Senior Notes	1.550%	8/4/21	290,000	285,718
Apple Inc., Senior Notes	2.400%	5/3/23	1,780,000	1,777,463
Apple Inc., Senior Notes	2.450%	8/4/26	1,170,000	1,137,712

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2019 Annual Report	27

Schedule of investments (cont’d)

May 31, 2019

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Technology Hardware, Storage & Peripherals — continued
Apple Inc., Senior Notes	3.350%	2/9/27	$80,000	$82,272
Apple Inc., Senior Notes	2.900%	9/12/27	850,000	850,048
Dell International LLC/EMC Corp., Senior Secured Notes	4.420%	6/15/21	1,950,000	1,998,611	(a)
Total Technology Hardware, Storage & Peripherals				6,301,116
Total Information Technology				21,928,586
Materials — 2.0%
Chemicals — 0.2%
Equate Petrochemical BV, Senior Notes	4.250%	11/3/26	1,080,000	1,106,092	(a)
OCP SA, Senior Notes	4.500%	10/22/25	550,000	559,317	(a)
Total Chemicals				1,665,409
Containers & Packaging — 0.2%
Suzano Austria GmbH, Senior Notes	6.000%	1/15/29	1,690,000	1,806,187	(a)
Metals & Mining — 1.6%
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	990,000	994,256	(a)
Anglo American Capital PLC, Senior Notes	4.750%	4/10/27	690,000	712,325	(a)
ArcelorMittal, Senior Notes	4.550%	3/11/26	1,350,000	1,380,440
BHP Billiton Finance USA Ltd., Senior Notes	2.875%	2/24/22	40,000	40,678
BHP Billiton Finance USA Ltd., Senior Notes (6.750% to 10/19/25 then USD 5 year ICE Swap Rate + 5.093% to 10/19/45 then USD 5 year ICE Swap Rate + 5.843%)	6.750%	10/19/75	1,670,000	1,876,721	(a)(b)
Corp. Nacional del Cobre de Chile, Senior Notes	3.625%	8/1/27	1,310,000	1,334,392	(a)
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	730,000	736,387
Glencore Finance Canada Ltd., Senior Notes	4.250%	10/25/22	370,000	383,145	(a)
Glencore Funding LLC, Senior Notes	2.875%	4/16/20	110,000	110,377	(a)
Glencore Funding LLC, Senior Notes	4.125%	5/30/23	1,790,000	1,828,527	(a)
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	1,450,000	1,479,877	(a)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	430,000	419,817	(a)
Southern Copper Corp., Senior Notes	3.500%	11/8/22	1,040,000	1,056,004
Southern Copper Corp., Senior Notes	5.250%	11/8/42	1,140,000	1,180,878
Vale Overseas Ltd., Senior Notes	6.250%	8/10/26	690,000	755,895
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	1,358,000	1,527,750
Total Metals & Mining				15,817,469
Total Materials				19,289,065

See Notes to Financial Statements.

28	Western Asset Intermediate Bond Fund 2019 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Real Estate — 0.2%
Equity Real Estate Investment Trusts (REITs) — 0.2%
WEA Finance LLC, Senior Notes	4.125%	9/20/28	$500,000	$526,717	(a)
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	2.700%	9/17/19	1,260,000	1,259,582	(a)
Total Real Estate				1,786,299
Utilities — 1.0%
Electric Utilities — 1.0%
Comision Federal de Electricidad, Senior Notes	4.750%	2/23/27	690,000	705,525	(a)
Duke Energy Corp., Senior Notes	2.400%	8/15/22	1,640,000	1,631,421
Duke Energy Corp., Senior Notes	3.150%	8/15/27	60,000	59,693
FirstEnergy Corp., Senior Notes	2.850%	7/15/22	1,780,000	1,785,856
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	1,080,000	1,132,286
FirstEnergy Corp., Senior Notes	3.900%	7/15/27	2,000,000	2,051,827
MidAmerican Energy Co.	3.650%	4/15/29	810,000	854,816
Perusahaan Listrik Negara PT, Senior Notes	4.125%	5/15/27	730,000	721,740	(a)
Perusahaan Listrik Negara PT, Senior Notes	5.450%	5/21/28	580,000	626,598	(a)
Total Utilities				9,569,762
Total Corporate Bonds & Notes (Cost — $409,667,711)				412,371,354
U.S. Government & Agency Obligations — 28.1%
U.S. Government Agencies — 1.5%
Federal Home Loan Bank (FHLB)	2.125%	2/11/20	330,000	329,765
Federal Home Loan Bank (FHLB)	5.625%	6/11/21	1,910,000	2,044,638
Federal National Mortgage Association (FNMA), Subordinated Notes	0.000%	10/9/19	8,690,000	8,613,994
Tennessee Valley Authority, Senior Notes	3.875%	2/15/21	3,600,000	3,710,343
Total U.S. Government Agencies				14,698,740
U.S. Government Obligations — 26.6%
U.S. Treasury Bonds	3.750%	11/15/43	20,880,000	25,449,131
U.S. Treasury Bonds	2.750%	8/15/47	5,390,000	5,568,123
U.S. Treasury Bonds	3.000%	2/15/48	18,190,000	19,708,083
U.S. Treasury Bonds	3.125%	5/15/48	5,480,000	6,081,409
U.S. Treasury Bonds	3.000%	8/15/48	17,920,000	19,437,250
U.S. Treasury Bonds	3.000%	2/15/49	4,120,000	4,476,879
U.S. Treasury Bonds	2.875%	5/15/49	3,840,000	4,073,550
U.S. Treasury Notes	2.750%	9/30/20	860,000	867,273
U.S. Treasury Notes	2.250%	3/31/21	7,850,000	7,887,103
U.S. Treasury Notes	2.875%	10/15/21	5,640,000	5,763,485
U.S. Treasury Notes	2.500%	2/15/22	6,810,000	6,916,406

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2019 Annual Report	29

Schedule of investments (cont’d)

May 31, 2019

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Obligations — continued
U.S. Treasury Notes	1.875%	4/30/22	$14,020,000	$14,006,856
U.S. Treasury Notes	2.750%	8/31/23	5,940,000	6,138,039
U.S. Treasury Notes	2.875%	9/30/23	200,000	207,797
U.S. Treasury Notes	2.250%	4/30/24	280,000	284,085
U.S. Treasury Notes	2.125%	7/31/24	4,560,000	4,598,742
U.S. Treasury Notes	2.250%	11/15/24	77,520,000	78,628,294
U.S. Treasury Notes	2.125%	11/30/24	11,970,000	12,068,191
U.S. Treasury Notes	2.250%	12/31/24	6,850,000	6,950,476
U.S. Treasury Notes	2.000%	2/15/25	4,390,000	4,394,630
U.S. Treasury Notes	2.875%	7/31/25	11,140,000	11,702,875
U.S. Treasury Notes	2.750%	8/31/25	8,220,000	8,577,538
U.S. Treasury Notes	3.000%	9/30/25	1,970,000	2,085,661
U.S. Treasury Notes	2.125%	5/31/26	5,330,000	5,362,480
U.S. Treasury Notes	2.625%	2/15/29	720,000	750,347
Total U.S. Government Obligations				261,984,703
Total U.S. Government & Agency Obligations (Cost — $266,585,190)				276,683,443
Mortgage-Backed Securities — 9.6%
FHLMC — 2.2%
Federal Home Loan Mortgage Corp. (FHLMC) Gold	3.500%	6/1/46-3/1/49	5,761,100	5,891,337
Federal Home Loan Mortgage Corp. (FHLMC) Gold	4.000%	7/1/47-9/1/48	14,192,944	14,689,610
Federal Home Loan Mortgage Corp. (FHLMC) Gold	3.000%	4/1/48	989,919	995,171
Total FHLMC				21,576,118
FNMA — 6.2%
Federal National Mortgage Association (FNMA)	9.500%	4/15/21	473	481
Federal National Mortgage Association (FNMA)	3.530%	1/1/29	500,000	533,944
Federal National Mortgage Association (FNMA)	3.600%	1/1/29	497,483	532,606
Federal National Mortgage Association (FNMA)	3.820%	1/1/29	490,000	532,861
Federal National Mortgage Association (FNMA)	3.830%	1/1/29	580,000	629,869
Federal National Mortgage Association (FNMA)	3.660%	2/1/29	900,000	966,863
Federal National Mortgage Association (FNMA)	3.350%	5/1/29	100,000	105,729

See Notes to Financial Statements.

30	Western Asset Intermediate Bond Fund 2019 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	3.200%	6/1/29	$2,260,000	$2,274,125	(e)(f)(i)
Federal National Mortgage Association (FNMA)	3.500%	12/1/42-3/1/57	21,426,359	21,915,065
Federal National Mortgage Association (FNMA)	3.000%	6/1/46-6/1/48	3,990,146	4,025,861
Federal National Mortgage Association (FNMA)	4.000%	4/1/47-6/1/57	18,466,921	19,170,024
Federal National Mortgage Association (FNMA)	5.000%	11/1/48	90,381	95,488
Federal National Mortgage Association (FNMA)	4.500%	5/1/49	6,459,880	6,760,162
Federal National Mortgage Association (FNMA)	3.300%	5/25/49	500,000	498,203	(e)(f)(i)
Federal National Mortgage Association (FNMA)	3.500%	6/1/49	300,000	304,945	(e)(f)(i)
Federal National Mortgage Association (FNMA)	4.000%	6/1/49	1,400,000	1,444,953	(i)
Federal National Mortgage Association (FNMA)	5.000%	6/1/49	100,000	105,578	(i)
Federal National Mortgage Association (FNMA) (12 mo. USD LIBOR + 1.424%)	4.369%	5/1/43	1,031,494	1,061,549	(b)
Total FNMA				60,958,306
GNMA — 1.2%
Government National Mortgage Association (GNMA)	3.000%	9/15/42-11/15/42	1,111,074	1,131,215
Government National Mortgage Association (GNMA) II	3.500%	3/20/45	39,871	41,067
Government National Mortgage Association (GNMA) II	3.000%	1/20/47-11/20/47	7,085,738	7,198,428
Government National Mortgage Association (GNMA) II	5.000%	11/20/48-1/20/49	344,394	361,060
Government National Mortgage Association (GNMA) II	3.500%	6/20/49	2,400,000	2,467,031	(i)
Government National Mortgage Association (GNMA) II	4.000%	6/20/49	500,000	517,187	(i)
Total GNMA				11,715,988
Total Mortgage-Backed Securities (Cost — $92,842,965)				94,250,412
Collateralized Mortgage Obligations (j) — 7.8%
280 Park Avenue Mortgage Trust, 2017-280P A (1 mo. USD LIBOR + 0.880%)	3.320%	9/15/34	730,000	730,743	(a)(b)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2019 Annual Report	31

Schedule of investments (cont’d)

May 31, 2019

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (j) — continued
Adjustable Rate Mortgage Trust, 2004-5 4A1	4.376%	4/25/35	$460,436	$469,218	(b)
BCAP LLC Trust, 2011-RR5 11A4 (1 mo. USD LIBOR + 0.150%)	2.627%	5/28/36	946,609	943,441	(a)(b)
BCAP LLC Trust, 2015-RR6 1A2	3.500%	5/26/37	2,285,000	2,321,800	(a)(b)
BENCHMARK Mortgage Trust, 2018-B7 A4	4.510%	5/15/53	2,200,000	2,489,153
BENCHMARK Mortgage Trust, 2019-B10 A4	3.717%	3/15/62	2,760,000	2,942,857
Citigroup Commercial Mortgage Trust, 2014-GC25 AS	4.017%	10/10/47	640,000	672,032
Commercial Mortgage Trust, 2013-300P B	4.394%	8/10/30	560,000	595,516	(a)(b)
Commercial Mortgage Trust, 2013-CR12 AM	4.300%	10/10/46	80,000	84,810
Commercial Mortgage Trust, 2013-CR12 B	4.762%	10/10/46	70,000	74,394	(b)
Commercial Mortgage Trust, 2013-CR12 C	5.084%	10/10/46	40,000	41,639	(b)
Commercial Mortgage Trust, 2014-CR18 XA, IO	1.068%	7/15/47	4,648,826	186,040	(b)
Commercial Mortgage Trust, 2014-UBS2 XA, IO	1.201%	3/10/47	3,515,795	152,313	(b)
CSMC Trust, 2017-LSTK A	2.761%	4/5/33	580,000	582,096	(a)
CSMC Trust, 2017-RPL3 A1	4.000%	8/1/57	1,326,587	1,366,658	(a)(b)
CSMC Trust, 2018-J1 A2	3.500%	2/25/48	6,860,951	6,863,633	(a)(b)
CSMC Trust, 2018-PLUM A (1 mo. USD LIBOR + 3.231%)	5.671%	8/15/20	1,050,000	1,051,324	(a)(b)
CSMC Trust, 2019-ICE4 A	3.443%	5/15/36	1,900,000	1,900,000	(a)(b)(e)(k)
FDIC Guaranteed Notes Trust, 2010-S2 3A (1 mo. USD LIBOR + 0.700%)	3.140%	12/29/45	176,728	177,005	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K091 A2	3.505%	3/25/29	1,080,000	1,154,866
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K091 X1, IO	0.559%	3/25/29	2,499,798	121,560	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K712 X1, IO	1.321%	11/25/19	2,081,237	6,547	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Multi-Family Structured Pass-Through Certificates, S8FX A2	3.291%	3/25/27	590,000	617,834
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4066 PI, IO	3.500%	9/15/31	2,858,760	284,339

See Notes to Financial Statements.

32	Western Asset Intermediate Bond Fund 2019 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (j) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4203 PS, IO, PAC (-1.000 x 1 mo. USD LIBOR + 6.250%)	3.810%	9/15/42	$692,855	$102,706	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Strips, 170 B, IO	10.000%	3/1/21	11	0	(g)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2014-DN2 M2 (1 mo. USD LIBOR + 1.650%)	4.080%	4/25/24	389,127	391,846	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-DNA2 M2 (1 mo. USD LIBOR + 2.600%)	5.030%	12/25/27	283,894	287,394	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-DNA3 M2 (1 mo. USD LIBOR + 2.850%)	5.280%	4/25/28	1,354,831	1,388,063	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-HQA1 M2 (1 mo. USD LIBOR + 2.650%)	5.080%	3/25/28	271,962	275,755	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA1 M2 (1 mo. USD LIBOR + 2.900%)	5.377%	7/25/28	620,475	629,311	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA3 M2 (1 mo. USD LIBOR + 2.000%)	4.430%	12/25/28	733,492	739,489	(b)
Federal National Mortgage Association (FNMA) — CAS, 2014-C04 2M2 (1 mo. USD LIBOR + 5.000%)	7.430%	11/25/24	1,229,334	1,358,040	(b)
Federal National Mortgage Association (FNMA) — CAS, 2016-C04 1M2 (1 mo. USD LIBOR + 4.250%)	6.680%	1/25/29	2,070,000	2,244,064	(a)(b)
Federal National Mortgage Association (FNMA) ACES, 2019-M4 A2	3.610%	2/25/31	460,000	494,687
Federal National Mortgage Association (FNMA) ACES, 2019-M6 A2	3.450%	1/1/29	950,000	1,006,217
Federal National Mortgage Association (FNMA) REMIC, 1992-96 B, PO, PAC	0.000%	5/25/22	5	4
Federal National Mortgage Association (FNMA) REMIC, 2013-73 IA, IO	3.000%	9/25/32	1,328,305	127,105

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2019 Annual Report	33

Schedule of investments (cont’d)

May 31, 2019

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (j) — continued
Federal National Mortgage Association (FNMA) REMIC, 2012-118 CI, IO	3.500%	12/25/39	$983,304	$82,937
Flagstar Mortgage Trust, 2018-2 A4	3.500%	4/25/48	2,713,076	2,736,469	(a)(b)
FREMF Mortgage Trust, 2013-KF02 C (1 mo. USD LIBOR + 4.000%)	6.481%	12/25/45	10,892	10,894	(a)(b)
GE Business Loan Trust, 2006-2A A (1 mo. USD LIBOR + 0.180%)	2.620%	11/15/34	466,890	459,722	(a)(b)
Government National Mortgage Association (GNMA), 2010-H26 LF (1 mo. USD LIBOR + 0.350%)	2.843%	8/20/58	645,582	643,925	(b)
Government National Mortgage Association (GNMA), 2011-H01 AF (1 mo. USD LIBOR + 0.450%)	2.943%	11/20/60	1,723,747	1,722,513	(b)
Government National Mortgage Association (GNMA), 2011-H07 FA (1 mo. USD LIBOR + 0.500%)	2.993%	2/20/61	548,248	548,476	(b)
Government National Mortgage Association (GNMA), 2011-H09 AF (1 mo. USD LIBOR + 0.500%)	2.993%	3/20/61	272,292	272,423	(b)
Government National Mortgage Association (GNMA), 2012-027 IO, IO	0.952%	4/16/53	3,469,174	101,901	(b)
Government National Mortgage Association (GNMA), 2012-H30 GA (1 mo. USD LIBOR + 0.350%)	2.843%	12/20/62	1,127,250	1,124,147	(b)
Government National Mortgage Association (GNMA), 2013-95 IO, IO	0.589%	4/16/47	7,466,311	281,306	(b)
Government National Mortgage Association (GNMA), 2014-105 IO, IO	0.955%	6/16/54	4,876,911	240,209	(b)
Government National Mortgage Association (GNMA), 2014-130 IB, IO	0.874%	8/16/54	3,794,679	161,901	(b)
Government National Mortgage Association (GNMA), 2014-157 IO, IO	0.649%	5/16/55	4,841,028	198,470	(b)
Government National Mortgage Association (GNMA), 2014-186 IO, IO	0.756%	8/16/54	6,554,625	306,399	(b)
Government National Mortgage Association (GNMA), 2019-28 AB	3.150%	6/16/60	629,754	632,853	(b)
GS Mortgage Securities Corp. II, 2018-SRP5 A (1 mo. USD LIBOR + 1.300%)	3.740%	9/15/31	3,030,000	2,992,825	(a)(b)
GS Mortgage Securities Corp. II, 2018-SRP5 B (1 mo. USD LIBOR + 2.500%)	4.940%	9/15/31	2,360,000	2,330,807	(a)(b)
GS Mortgage Securities Trust, 2013-GC16 B	5.161%	11/10/46	240,000	262,311	(b)

See Notes to Financial Statements.

34	Western Asset Intermediate Bond Fund 2019 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (j) — continued
GS Mortgage Securities Trust, 2016-GS3 C	3.996%	10/10/49	$570,000	$582,484	(b)
GSMSC Resecuritization Trust, 2015-7R A (1 mo. USD LIBOR + 0.150%)	2.636%	9/26/37	743,940	734,204	(a)(b)
HarborView Mortgage Loan Trust, 2004-10 4A	4.410%	1/19/35	147,172	146,640	(b)
Impac CMB Trust, 2007-A A (1 mo. USD LIBOR + 0.500%)	2.930%	5/25/37	1,266,189	1,279,473	(a)(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C17 B	4.891%	1/15/47	90,000	97,449	(b)
JPMBB Commercial Mortgage Securities Trust, 2014-C22 C	4.558%	9/15/47	300,000	303,944	(b)
JPMBB Commercial Mortgage Securities Trust, 2015-C30 B	4.269%	7/15/48	654,000	691,708	(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-FL7 D (1 mo. USD LIBOR + 3.750%)	6.190%	5/15/28	994,952	987,880	(a)(b)
JPMorgan Mortgage Trust, 2018-4 A1	3.500%	10/25/48	1,360,066	1,372,711	(a)(b)
JPMorgan Mortgage Trust, 2018-5 A1	3.500%	10/25/48	4,630,815	4,673,868	(a)(b)
Madison Avenue Mortgage Trust, 2017-330M A	3.188%	8/15/34	630,000	645,243	(a)(b)
Merrill Lynch Mortgage Investors Trust Series MLMI, 2004-A1 2A1	4.613%	2/25/34	257,364	261,215	(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C25 A5	3.635%	10/15/48	1,245,000	1,308,441
Morgan Stanley Capital I Trust, 2019-BPR A (1 mo. USD LIBOR + 1.400%)	3.900%	5/15/36	1,930,000	1,932,536	(a)(b)
Morgan Stanley Mortgage Loan Trust, 2004-6AR 1A (1 mo. USD LIBOR + 0.900%)	3.330%	7/25/34	129,198	130,605	(b)
MSCG Trust, 2015-ALDR A2	3.462%	6/7/35	1,440,000	1,470,481	(a)(b)
MSCG Trust, 2016-SNR C	5.205%	11/15/34	459,000	463,496	(a)
New Residential Mortgage Loan Trust, 2015-1A A2	3.750%	5/28/52	1,026,151	1,041,307	(a)(b)
New Residential Mortgage Loan Trust, 2017-1A A1	4.000%	2/25/57	1,031,315	1,071,377	(a)(b)
New Residential Mortgage Loan Trust, 2017-3A A1	4.000%	4/25/57	1,121,327	1,163,792	(a)(b)
New Residential Mortgage Loan Trust, 2017-4A A1	4.000%	5/25/57	1,824,915	1,898,997	(a)(b)
Residential Asset Securitization Trust, 2003- A14 A1	4.750%	2/25/19	7,987	6,556
SACO I Trust, 2007-VA1 A	8.925%	6/25/21	132,960	127,758	(a)(b)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2019 Annual Report	35

Schedule of investments (cont’d)

May 31, 2019

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (j) — continued
UBS-Barclays Commercial Mortgage Trust, 2012-C4 D	4.482%	12/10/45	$570,000	$556,256	(a)(b)
Virginia Housing Development Authority, 2006-C CTFS	6.000%	6/25/34	549,563	583,202
WaMu Mortgage Pass-Through Certificates Series Trust, 2004-AR13 A2A (1 mo. USD LIBOR + 0.740%)	3.170%	11/25/34	560,202	565,303	(b)
WaMu Mortgage Pass-Through Certificates Series Trust, 2004-AR9 A7	4.238%	8/25/34	2,103,353	2,182,997	(b)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	389,454	398,898	(a)(b)
Wells Fargo Mortgage Backed Securities Trust, 2004-M A7 (1 Year Treasury Constant Maturity Rate + 2.490%)	4.628%	8/25/34	142,058	150,750	(b)
WF-RBS Commercial Mortgage Trust, 2014- C23 XA, IO	0.597%	10/15/57	5,632,165	142,358	(b)
Total Collateralized Mortgage Obligations (Cost — $77,323,525)				76,956,916
Asset-Backed Securities — 6.2%
AccessLex Institute, 2005-A A3 (3 mo. USD LIBOR + 0.400%)	2.980%	7/25/34	1,103,255	1,086,440	(b)
ACIS CLO Ltd., 2014-4A A (3 mo. USD LIBOR + 1.420%)	3.999%	5/1/26	500,000	500,640	(a)(b)
ACIS CLO Ltd., 2015-6A A1 (3 mo. USD LIBOR + 1.590%)	4.169%	5/1/27	690,000	690,703	(a)(b)
AMMC CLO XI Ltd., 2012-011A A1R2 (3 mo. USD LIBOR + 1.010%)	3.593%	4/30/31	1,530,000	1,517,150	(a)(b)
AMMC CLO XII Ltd., 2013-012A AR (3 mo. USD LIBOR + 1.200%)	3.745%	11/10/30	500,000	501,129	(a)(b)
Apidos CLO XII, 2013-12A AR (3 mo. USD LIBOR + 1.080%)	3.677%	4/15/31	1,250,000	1,245,159	(a)(b)
Apidos CLO XXII, 2015-22A A1 (3 mo. USD LIBOR + 1.500%)	4.092%	10/20/27	1,500,000	1,502,958	(a)(b)
Applebee’s Funding LLC, 2019-1A A2I	4.194%	6/7/49	1,000,000	1,006,641	(a)(k)
Ares LII CLO Ltd., 2019-52A B (3 mo. USD LIBOR + 1.850%)	4.459%	4/22/31	250,000	249,988	(a)(b)
Ares XLVII CLO Ltd., 2018-47A A1 (3 mo. USD LIBOR + 0.920%)	3.517%	4/15/30	860,000	851,615	(a)(b)
Ares XXXIII CLO Ltd., 2015-1A A1R (3 mo. USD LIBOR + 1.350%)	3.949%	12/5/25	750,000	750,022	(a)(b)
Avery Point CLO Ltd., 2014-5A AR (3 mo. USD LIBOR + 0.980%)	3.568%	7/17/26	924,504	925,010	(a)(b)

See Notes to Financial Statements.

36	Western Asset Intermediate Bond Fund 2019 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Avis Budget Rental Car Funding AESOP LLC, 2019-2A A	3.350%	9/22/25	$2,960,000	$3,034,744	(a)
Ballyrock CLO Ltd., 2018-1A A1 (3 mo. USD LIBOR + 1.000%)	3.592%	4/20/31	1,000,000	990,300	(a)(b)
Bear Stearns Asset Backed Securities Trust, 2004-SD2 A3 (1 year Treasury Constant Maturity Rate + 2.320%)	4.730%	3/25/44	463,256	473,693	(b)
Benefit Street Partners CLO IV Ltd., 2014- IVA A1RR (3 mo. USD LIBOR + 1.250%)	3.842%	1/20/29	750,000	751,101	(a)(b)
Bowman Park CLO Ltd., 2014-1A AR (3 mo. USD LIBOR + 1.180%)	3.704%	11/23/25	659,582	660,831	(a)(b)
Carlyle US CLO Ltd., 2017-2A A1B (3 mo. USD LIBOR + 1.220%)	3.812%	7/20/31	750,000	752,620	(a)(b)
Catskill Park CLO Ltd., 2017-1A A2 (3 mo. USD LIBOR + 1.700%)	4.292%	4/20/29	1,250,000	1,248,602	(a)(b)
Cedar Funding VI CLO Ltd., 2016-6A AR (3 mo. USD LIBOR + 1.090%)	3.682%	10/20/28	250,000	249,529	(a)(b)
Cent CLO 24 Ltd., 2015-24A A1R (3 mo. USD LIBOR + 1.07%)	3.667%	10/15/26	1,250,000	1,248,791	(a)(b)
Countrywide Asset-Backed Certificates, 2005-8 M4 (1 mo. USD LIBOR + 0.930%)	3.360%	12/25/35	1,470,000	1,482,892	(b)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B (1 mo. USD LIBOR + 0.150%)	2.590%	11/15/36	733,171	648,219	(b)
CWHEQ Revolving Home Equity Loan Trust Series, 2006-I 2A (1 mo. USD LIBOR + 0.140%)	2.580%	1/15/37	995,066	952,065	(b)
DRB Prime Student Loan Trust, 2015-B A1 (1 mo. USD LIBOR + 1.900%)	4.330%	10/27/31	423,807	429,698	(a)(b)
Dryden 37 Senior Loan Fund, 2015-37A AR (3 mo. USD LIBOR + 1.100%)	3.697%	1/15/31	750,000	749,321	(a)(b)
First Franklin Mortgage Loan Trust, 2003-FF1 A1 (1 mo. USD LIBOR + 1.125%)	3.611%	3/25/33	688,455	683,546	(b)
Ford Credit Floorplan Master Owner Trust, 2018-4 A	4.060%	11/15/30	2,220,000	2,370,645
GRMT Mortgage Loan Trust, 2001-1A A5	6.650%	7/20/31	39,317	39,405	(a)
GSAA Home Equity Trust, 2005-8 A4 (1 mo. USD LIBOR + 0.270%)	2.700%	6/25/35	38,180	38,303	(b)
Halcyon Loan Advisors Funding Ltd., 2015-2A AR (3 mo. USD LIBOR + 1.080%)	3.660%	7/25/27	730,000	728,126	(a)(b)
Hertz Vehicle Financing II LP, 2017-1A A	2.960%	10/25/21	3,380,000	3,393,032	(a)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2019 Annual Report	37

Schedule of investments (cont’d)

May 31, 2019

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Hertz Vehicle Financing II LP, 2018-1A A	3.290%	2/25/24	$3,530,000	$3,587,500	(a)
KKR CLO 16 Ltd., 16 A1R (3 mo. USD LIBOR + 1.250%)	3.694%	1/20/29	1,020,000	1,020,000	(a)(b)(k)
KKR CLO 16 Ltd., 16 A2R (3 mo. USD LIBOR + 1.800%)	4.244%	1/20/29	460,000	460,000	(a)(b)(k)
KKR Financial CLO 21 Ltd., 2021 A (3 mo. USD LIBOR + 1.000%)	3.597%	4/15/31	1,000,000	991,762	(a)(b)
LCM XXIII Ltd., 2023-A A1 (3 mo. USD LIBOR + 1.400%)	3.992%	10/20/29	750,000	753,708	(a)(b)
Manufactured Housing Contract Pass-Through Certificates Trust, 2001-2 IA2 (Auction Rate Security)	5.777%	2/20/32	175,000	176,146	(b)
Mosaic Solar Loan Trust, 2018-2GS A	4.200%	2/22/44	2,822,832	2,909,516	(a)
Myers Park CLO Ltd., 2018-1A B1 (3 mo. USD LIBOR + 1.600%)	4.192%	10/20/30	550,000	544,387	(a)(b)
NCUA Guaranteed Notes Trust, 2010-A1 A (1 mo. USD LIBOR + 0.350%)	2.813%	12/7/20	637,726	637,663	(b)
Nelnet Student Loan Trust, 2012-2A A (1 mo. USD LIBOR + 0.800%)	3.230%	12/26/33	1,048,273	1,048,152	(a)(b)
OHA Loan Funding Ltd., 2015-1A AR (3 mo. USD LIBOR + 1.410%)	3.928%	8/15/29	500,000	502,461	(a)(b)
OZLM VII Ltd., 2014-7RA A2R (3 mo. USD LIBOR + 1.600%)	4.188%	7/17/29	1,250,000	1,240,294	(a)(b)
OZLM XII Ltd., 2015-12A A1R (3 mo. USD LIBOR + 1.050%)	3.633%	4/30/27	1,250,000	1,247,801	(a)(b)
SLM Private Credit Student Loan Trust, 2002-A A2 (3 mo. USD LIBOR + 0.550%)	3.161%	12/16/30	741,827	741,385	(b)
SLM Student Loan Trust, 2003-4 A5A (3 mo. USD LIBOR + 0.750%)	3.361%	3/15/33	580,550	570,966	(a)(b)
SLM Student Loan Trust, 2003-4 A5E (3 mo. USD LIBOR + 0.750%)	3.361%	3/15/33	1,181,352	1,161,850	(a)(b)
Symphony CLO XVIII Ltd., 2016-18A B (3 mo. USD LIBOR + 1.800%)	4.392%	1/23/28	750,000	749,977	(a)(b)
TCI-Flatiron CLO Ltd., 2016-1A AR (3 mo. USD LIBOR + 1.220%)	3.808%	7/17/28	1,000,000	1,002,162	(a)(b)
TCI-Symphony CLO Ltd., 2016-1A BR (3 mo. USD LIBOR + 1.650%)	4.247%	10/13/29	1,000,000	995,278	(a)(b)
Towd Point Mortgage Trust, 2017-4 A1	2.750%	6/25/57	1,874,211	1,875,899	(a)(b)
Towd Point Mortgage Trust, 2017-6 A1	2.750%	10/25/57	1,348,389	1,348,613	(a)(b)
Tralee CLO V Ltd., 2018-5A B (3 mo. USD LIBOR + 1.700%)	4.292%	10/20/28	530,000	525,393	(a)(b)

See Notes to Financial Statements.

38	Western Asset Intermediate Bond Fund 2019 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Tryon Park CLO Ltd., 2013-1A A1SR (3 mo. USD LIBOR + 0.890%)	3.487%	4/15/29	$1,000,000	$997,744	(a)(b)
Venture XXIV CLO Ltd., 2016-24A A1D (3 mo. USD LIBOR + 1.420%)	4.012%	10/20/28	500,000	500,997	(a)(b)
Voya CLO Ltd., 2015-1A A1R (3 mo. USD LIBOR + 0.900%)	3.501%	1/18/29	500,000	496,848	(a)(b)
Voya CLO Ltd., 2016-2A A1 (3 mo. USD LIBOR + 1.540%)	4.132%	7/19/28	270,000	271,330	(a)(b)
Voya CLO Ltd., 2017-2A A2A (3 mo. USD LIBOR + 1.710%)	4.307%	6/7/30	500,000	498,320	(a)(b)
Whitehorse XII Ltd., 2018-12A A (3 mo. USD LIBOR + 1.250%)	3.847%	10/15/31	820,000	817,013	(a)(b)
ZAIS CLO 2 Ltd., 2014-2A A1BR	2.920%	7/25/26	895,212	891,529	(a)
ZAIS CLO 5 Ltd., 2016-2A A1 (3 mo. USD LIBOR + 1.530%)	4.127%	10/15/28	500,000	501,125	(a)(b)
Total Asset-Backed Securities (Cost — $60,212,608)				60,818,737
Sovereign Bonds — 5.0%
Brazil — 0.1%
Brazilian Government International Bond, Senior Notes	4.875%	1/22/21	480,000	496,085
Canada — 0.3%
Province of Ontario Canada, Senior Notes	4.400%	4/14/20	1,440,000	1,465,869
Province of Quebec Canada, Senior Notes	2.625%	2/13/23	1,400,000	1,421,813
Total Canada				2,887,682
Colombia — 0.5%
Colombia Government International Bond, Senior Notes	3.875%	4/25/27	1,210,000	1,227,581
Colombia Government International Bond, Senior Notes	4.500%	3/15/29	560,000	591,086
Colombia Government International Bond, Senior Notes	5.625%	2/26/44	920,000	1,029,365
Colombia Government International Bond, Senior Notes	5.200%	5/15/49	2,200,000	2,354,022
Total Colombia				5,202,054
India — 0.1%
Export-Import Bank of India, Senior Notes	3.375%	8/5/26	660,000	650,167	(a)
Indonesia — 0.4%
Indonesia Government International Bond, Senior Notes	5.875%	3/13/20	240,000	246,182	(l)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2019 Annual Report	39

Schedule of investments (cont’d)

May 31, 2019

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Indonesia — continued
Indonesia Government International Bond, Senior Notes	5.875%	1/15/24	$479,000	$530,462	(a)
Indonesia Government International Bond, Senior Notes	3.850%	7/18/27	200,000	202,403	(a)
Indonesia Government International Bond, Senior Notes	5.125%	1/15/45	200,000	217,159	(a)
Indonesia Government International Bond, Senior Notes	5.125%	1/15/45	2,730,000	2,964,216	(l)
Total Indonesia				4,160,422
Kazakhstan — 0.1%
Kazakhstan Government International Bond, Senior Notes	4.875%	10/14/44	1,270,000	1,366,450	(a)
Kuwait — 0.2%
Kuwait International Government Bond, Senior Notes	3.500%	3/20/27	2,170,000	2,261,821	(a)
Mexico — 0.7%
Mexico Government International Bond, Senior Notes	4.000%	10/2/23	3,020,000	3,125,021
Mexico Government International Bond, Senior Notes	3.600%	1/30/25	1,340,000	1,350,050
Mexico Government International Bond, Senior Notes	4.750%	3/8/44	2,640,000	2,617,560
Total Mexico				7,092,631
Panama — 0.3%
Panama Government International Bond, Senior Notes	6.700%	1/26/36	930,000	1,232,259
Panama Government International Bond, Senior Notes	4.500%	5/15/47	1,240,000	1,342,003
Total Panama				2,574,262
Peru — 0.3%
Peruvian Government International Bond, Senior Notes	6.550%	3/14/37	1,350,000	1,842,763
Peruvian Government International Bond, Senior Notes	5.625%	11/18/50	770,000	1,012,173
Total Peru				2,854,936

See Notes to Financial Statements.

40	Western Asset Intermediate Bond Fund 2019 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Poland — 0.4%
Republic of Poland Government International Bond, Senior Notes	5.125%	4/21/21	$1,380,000	$1,446,240
Republic of Poland Government International Bond, Senior Notes	4.000%	1/22/24	1,870,000	1,976,799
Total Poland				3,423,039
Qatar — 0.5%
Qatar Government International Bond, Senior Notes	3.875%	4/23/23	1,390,000	1,444,731	(l)
Qatar Government International Bond, Senior Notes	3.250%	6/2/26	200,000	202,006	(l)
Qatar Government International Bond, Senior Notes	4.000%	3/14/29	1,030,000	1,086,173	(a)
Qatar Government International Bond, Senior Notes	4.817%	3/14/49	2,110,000	2,326,275	(a)
Total Qatar				5,059,185
Russia — 0.5%
Russian Foreign Bond - Eurobond, Senior Notes	7.500%	3/31/30	213,375	239,008	(l)
Russian Foreign Bond - Eurobond, Senior Notes	7.500%	3/31/30	67,500	75,609	(a)
Russian Foreign Bond - Eurobond, Senior Notes	5.625%	4/4/42	2,200,000	2,455,544	(l)
Russian Foreign Bond - Eurobond, Senior Notes	5.875%	9/16/43	1,400,000	1,618,785	(l)
Russian Foreign Bond - Eurobond, Senior Notes	4.875%	9/16/23	800,000	850,167	(a)
Total Russia				5,239,113
Saudi Arabia — 0.0%
Saudi Government International Bond, Senior Notes	2.875%	3/4/23	290,000	289,734	(a)
United Arab Emirates — 0.2%
Abu Dhabi Government International Bond, Senior Notes	2.500%	10/11/22	2,100,000	2,104,074	(a)
Uruguay — 0.4%
Uruguay Government International Bond, Senior Notes	4.375%	1/23/31	2,200,000	2,309,450
Uruguay Government International Bond, Senior Notes	5.100%	6/18/50	1,240,000	1,336,112
Total Uruguay				3,645,562
Total Sovereign Bonds (Cost — $47,635,281)				49,307,217

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2019 Annual Report	41

Schedule of investments (cont’d)

May 31, 2019

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Treasury Inflation Protected Securities — 1.9%
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	$3,261,253	$3,725,418
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	1,219,835	1,216,349
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/46	2,832,271	2,994,692
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/49	8,657,414	9,236,632
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/27	1,891,308	1,897,051
Total U.S. Treasury Inflation Protected Securities (Cost — $17,934,391)				19,070,142

	Expiration Date	Contracts	Notional Amount
Purchased Options — 0.1%
Exchange-Traded Purchased Options — 0.1%
Eurodollar 1-Year Mid Curve Futures, Call @ $97.38	12/16/19	108	270,000	145,800
U.S. Treasury 5-Year Notes Futures, Call @ $115.50	6/21/19	85	85,000	160,039
U.S. Treasury 5-Year Notes Futures, Call @ $117.25	6/21/19	390	390,000	188,906
U.S. Treasury 5-Year Notes Futures, Call @ $116.75	7/26/19	28	28,000	26,906
U.S. Treasury 5-Year Notes Futures, Put @ $116.25	6/21/19	179	179,000	11,188
U.S. Treasury 10-Year Notes Futures, Call @ $126.75	6/21/19	253	253,000	166,031
U.S. Treasury 10-Year Notes Futures, Put @ $125.50	6/21/19	12	12,000	2,250
U.S. Treasury 10-Year Notes Futures, Put @ $126.25	6/21/19	59	59,000	24,891
U.S. Treasury 10-Year Notes Futures, Put @ $125.25	6/21/19	69	69,000	9,703
U.S. Treasury Long-Term Bonds Futures, Put @ $146.00	6/21/19	42	42,000	656
U.S. Treasury Long-Term Bonds Futures, Put @ $150.00	6/21/19	42	42,000	7,219
U.S. Treasury Long-Term Bonds Futures, Call @ $152.00	6/21/19	42	42,000	95,813
Total Purchased Options (Cost — $517,461)				839,402
Total Investments before Short-Term Investments (Cost — $972,719,132)				990,297,623

See Notes to Financial Statements.

42	Western Asset Intermediate Bond Fund 2019 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Shares	Value
Short-Term Investments — 0.1%
Western Asset Government Cash Management Portfolio LLC (Cost — $814,634)	2.400%	814,634	$814,634	(m)
Total Investments — 100.6% (Cost — $973,533,766)			991,112,257
Liabilities in Excess of Other Assets — (0.6)%			(6,169,344)
Total Net Assets — 100.0%			$984,942,913

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	The coupon payment on these securities is currently in default as of May 31, 2019.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

(f)	Security is valued using significant unobservable inputs (Note 1).

(g)	Value is less than $1.

(h)	The maturity principal is currently in default as of May 31, 2019.

(i)	This security is traded on a to-be-announced (“TBA”) basis. At May 31, 2019, the Fund held TBA securities with a total cost of $7,572,422.

(j)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(k)	Securities traded on a when-issued or delayed delivery basis.

(l)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(m)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer or a company which is under common ownership or control. At May 31, 2019, the total market value of investments in Affiliated Companies was $814,634 and the cost was $814,634 (Note 8).

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2019 Annual Report	43

Schedule of investments (cont’d)

May 31, 2019

Western Asset Intermediate Bond Fund

Abbreviations used in this schedule:

ACES	— Alternative Credit Enhancement Securities

CAS	— Connecticut Avenue Securities

CLO	— Collateral Loan Obligation

CTFS	— Certificates

ICE	— Intercontinental Exchange

IO	— Interest Only

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

PAC	— Planned Amortization Class

PO	— Principal Only

REMIC	— Real Estate Mortgage Investment Conduit

USD	— United States Dollar

Schedule of Written Options
Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
Eurodollar 1-Year Mid Curve Futures, Call	12/16/19	$97.63	216	$540,000	$(186,300)
U.S. Treasury 5-Year Notes Futures, Call	6/21/19	116.50	54	54,000	(52,312)
U.S. Treasury 5-Year Notes Futures, Call	6/21/19	117.00	234	234,000	(146,250)
U.S. Treasury 5-Year Notes Futures, Call	6/21/19	117.75	178	178,000	(48,672)
U.S. Treasury 5-Year Notes Futures, Call	7/26/19	117.75	119	119,000	(55,781)
U.S. Treasury 5-Year Notes Futures, Call	7/26/19	118.00	119	119,000	(45,555)
U.S. Treasury 5-Year Notes Futures, Call	8/23/19	118.25	179	179,000	(72,719)
U.S. Treasury 5-Year Notes Futures, Call	8/23/19	118.50	282	282,000	(99,141)
U.S. Treasury 5-Year Notes Futures, Put	6/21/19	115.00	30	30,000	(234)
U.S. Treasury 5-Year Notes Futures, Put	6/21/19	115.50	89	89,000	(1,391)
U.S. Treasury 5-Year Notes Futures, Put	7/26/19	115.75	119	119,000	(12,086)
U.S. Treasury 5-Year Notes Futures, Put	7/26/19	116.00	119	119,000	(16,734)
U.S. Treasury 5-Year Notes Futures, Put	8/23/19	115.25	179	179,000	(16,781)
U.S. Treasury 10-Year Notes Futures, Call	6/7/19	126.75	45	45,000	(21,094)
U.S. Treasury 10-Year Notes Futures, Call	6/21/19	125.00	29	29,000	(53,922)
U.S. Treasury 10-Year Notes Futures, Call	6/21/19	126.00	154	154,000	(166,031)
U.S. Treasury 10-Year Notes Futures, Call	6/21/19	126.50	258	258,000	(201,562)
U.S. Treasury 10-Year Notes Futures, Call	6/21/19	127.00	169	169,000	(92,422)
U.S. Treasury 10-Year Notes Futures, Call	6/21/19	127.50	56	56,000	(21,000)
U.S. Treasury 10-Year Notes Futures, Call	7/26/19	127.00	61	61,000	(52,422)
U.S. Treasury 10-Year Notes Futures, Call	7/26/19	127.50	30	30,000	(20,625)
U.S. Treasury 10-Year Notes Futures, Call	8/23/19	126.00	56	56,000	(85,750)
U.S. Treasury 10-Year Notes Futures, Call	8/23/19	127.00	30	30,000	(30,938)
U.S. Treasury 10-Year Notes Futures, Call	8/23/19	127.50	30	30,000	(25,313)

See Notes to Financial Statements.

44	Western Asset Intermediate Bond Fund 2019 Annual Report

Western Asset Intermediate Bond Fund

Schedule of Written Options (cont’d)
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
U.S. Treasury 10-Year Notes Futures, Call	8/23/19	$128.50	226	$226,000	$(127,125)
U.S. Treasury 10-Year Notes Futures, Call	8/23/19	129.00	84	84,000	(38,062)
U.S. Treasury 10-Year Notes Futures, Put	6/7/19	125.50	45	45,000	(3,516)
U.S. Treasury 10-Year Notes Futures, Put	6/21/19	122.50	45	45,000	0
U.S. Treasury 10-Year Notes Futures, Put	6/21/19	125.75	88	88,000	(22,000)
U.S. Treasury 10-Year Notes Futures, Put	7/26/19	124.00	61	61,000	(8,578)
U.S. Treasury 10-Year Notes Futures, Put	7/26/19	124.50	30	30,000	(6,094)
U.S. Treasury 10-Year Notes Futures, Put	8/23/19	122.50	416	416,000	(39,000)
U.S. Treasury 10-Year Notes Futures, Put	8/23/19	123.50	30	30,000	(5,156)
U.S. Treasury Long-Term Bonds Futures, Call	6/21/19	151.00	56	56,000	(169,750)
U.S. Treasury Long-Term Bonds Futures, Call	8/23/19	158.00	84	84,000	(78,750)
U.S. Treasury Long-Term Bonds Futures, Put	7/26/19	147.00	84	84,000	(15,750)
Total Exchange-Traded Written Options (Premiums received — $852,251)					$(2,038,816)

At May 31, 2019, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	1,043	12/19	$252,999,639	$255,287,288	$2,287,649
90-Day Eurodollar	287	6/20	69,882,000	70,480,026	598,026
90-Day Eurodollar	55	3/21	13,397,412	13,520,375	122,963
U.S. Treasury 2-Year Notes	1,359	9/19	290,432,758	291,739,078	1,306,320
U.S. Treasury 10-Year Notes	330	9/19	41,506,053	41,827,500	321,447
U.S. Treasury Ultra Long-Term Bonds	192	9/19	32,743,989	33,750,000	1,006,011
					5,642,416
Contracts to Sell:
30-Day Federal Funds	316	7/19	128,563,036	128,582,597	(19,561)
30-Day Federal Funds	238	1/20	97,100,809	97,325,981	(225,172)
U.S. Treasury 5-Year Notes	573	9/19	66,750,603	67,251,400	(500,797)
U.S. Treasury Long-Term Bonds	771	9/19	116,780,572	118,517,156	(1,736,584)
U.S. Treasury Ultra 10-Year Notes	56	9/19	7,601,497	7,646,625	(45,128)
					(2,527,242)
Net unrealized appreciation on open futures contracts					$3,115,174

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2019 Annual Report	45

Schedule of investments (cont’d)

May 31, 2019

Western Asset Intermediate Bond Fund

At May 31, 2019, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	$109,726,000	4/26/22	3-Month LIBOR quarterly	2.250% semi-annually	$24,518	$482,189
	111,783,000	4/26/23	2.300% semi-annually	3-Month LIBOR quarterly	7,544	(454,746)
	22,308,000	6/19/24	3-Month LIBOR quarterly	Daily U.S. Federal Funds Intraday Effective Rate + 0.254% quarterly	—	41,196
	23,808,000	12/31/25	2.250% semi-annually	3-Month LIBOR quarterly	125,962	(520,328)
	33,619,000	12/31/25	2.250% annually	Daily U.S. Federal Funds Intraday Effective Rate annually	(204,147)	(851,138)
	52,756,000	1/31/26	2.500% semi-annually	3-Month LIBOR quarterly	(709,573)	(993,402)
	11,562,000	2/15/44	3.330% semi-annually	3-Month LIBOR quarterly	(439)	(2,266,464)
	10,952,000	5/15/44	2.875% semi-annually	3-Month LIBOR quarterly	43,376	(1,231,405)
	13,005,000	8/15/44	2.750% semi-annually	3-Month LIBOR quarterly	(59,488)	(1,038,077)
Total	$389,519,000				$(772,247)	$(6,832,175)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.IG.32 Index	$47,030,000	6/20/24	1.000% quarterly	$659,690	$728,155	$(68,465)

See Notes to Financial Statements.

46	Western Asset Intermediate Bond Fund 2019 Annual Report

Western Asset Intermediate Bond Fund

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

Abbreviations used in this table:

LIBOR	— London Interbank Offered Rate

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2019 Annual Report	47

Statement of assets and liabilities

May 31, 2019

Assets:
Investments in unaffiliated securities, at value (Cost — $972,719,132)	$990,297,623
Investments in affiliated securities, at value (Cost — $814,634)	814,634
Cash	1,170,234
Interest receivable	6,394,873
Receivable for securities sold	5,892,279
Deposits with brokers for open futures contracts and exchange-traded options	3,843,174
Deposits with brokers for centrally cleared swap contracts	2,693,933
Receivable from broker — variation margin on open futures contracts	408,752
Receivable for Fund shares sold	377,614
Principal paydown receivable	19,916
Prepaid expenses	45,385
Total Assets	1,011,958,417

Liabilities:
Payable for securities purchased	22,378,080
Written options, at value (premiums received — $852,251)	2,038,816
Payable to broker — variation margin on centrally cleared swap contracts	1,297,306
Distributions payable	452,818
Payable for Fund shares repurchased	393,138
Investment management fee payable	326,631
Directors’ fees payable	4,071
Service and/or distribution fees payable	1,617
Accrued expenses	123,027
Total Liabilities	27,015,504
Total Net Assets	$984,942,913

Net Assets:
Par value (Note 7)	$89,597
Paid-in capital in excess of par value	980,369,104
Total distributable earnings (loss)	4,484,212
Total Net Assets	$984,942,913

See Notes to Financial Statements.

48	Western Asset Intermediate Bond Fund 2019 Annual Report

Net Assets:
Class A	$4,529,656
Class C	$645,326
Class R	$275,934
Class I	$613,548,988
Class IS	$365,943,009

Shares Outstanding:
Class A	412,441
Class C	58,628
Class R	25,094
Class I	55,826,651
Class IS	33,274,053

Net Asset Value:
Class A (and redemption price)	$10.98
Class C*	$11.01
Class R (and redemption price)	$11.00
Class I (and redemption price)	$10.99
Class IS (and redemption price)	$11.00
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.47

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2019 Annual Report	49

Statement of operations

For the Year Ended May 31, 2019

Investment Income:
Interest from unaffiliated investments	$28,988,985
Interest from affiliated investments	463,245
Less: Foreign taxes withheld	(43,607)
Total Investment Income	29,408,623

Expenses:
Investment management fee (Note 2)	3,428,904
Transfer agent fees (Note 5)	462,899
Registration fees	130,211
Fund accounting fees	76,201
Audit and tax fees	59,068
Legal fees	31,137
Shareholder reports	29,175
Directors’ fees	25,192
Service and/or distribution fees (Notes 2 and 5)	16,198
Insurance	9,862
Fees recaptured by investment manager (Note 2)	9,122
Custody fees	8,864
Commitment fees (Note 9)	5,722
Miscellaneous expenses	13,746
Total Expenses	4,306,301
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(4,356)
Net Expenses	4,301,945
Net Investment Income	25,106,678

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(3,149,385)
Futures contracts	(7,693,824)
Written options	2,441,528
Swap contracts	1,146,884
Net Realized Loss	(7,254,797)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	33,790,455
Futures contracts	5,257,574
Written options	(699,629)
Swap contracts	(5,915,785)
Change in Net Unrealized Appreciation (Depreciation)	32,432,615
Net Gain on Investments, Futures Contracts, Written Options and Swap Contracts	25,177,818
Increase in Net Assets From Operations	$50,284,496

See Notes to Financial Statements.

50	Western Asset Intermediate Bond Fund 2019 Annual Report

Statements of changes in net assets

For the Years Ended May 31,	2019	2018

Operations:
Net investment income	$25,106,678	$17,723,491
Net realized gain (loss)	(7,254,797)	5,926,191
Change in net unrealized appreciation (depreciation)	32,432,615	(21,556,853)
Increase in Net Assets From Operations	50,284,496	2,092,829

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings(a)	(25,687,319)	(17,625,768)
Decrease in Net Assets From Distributions to Shareholders	(25,687,319)	(17,625,768)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	291,323,302	263,881,602
Reinvestment of distributions	20,820,751	13,402,335
Cost of shares repurchased	(125,264,979)	(110,390,586)
Increase in Net Assets From Fund Share Transactions	186,879,074	166,893,351
Increase in Net Assets	211,476,251	151,360,412

Net Assets:
Beginning of year	773,466,662	622,106,250
End of year(b)	$984,942,913	$773,466,662

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed (Note 11). For the year ended May 31, 2018, distributions from net investment income were $17,625,768.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required (Note 11). For the year ended May 31, 2018, end of year net assets included undistributed net investment income of $188,803.

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2019 Annual Report	51

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class A Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.70	$10.94	$11.09	$11.17	$11.13

Income (loss) from operations:
Net investment income	0.28	0.22	0.22	0.23	0.19
Net realized and unrealized gain (loss)	0.28	(0.25)	0.06	0.01	0.04
Total income (loss) from operations	0.56	(0.03)	0.28	0.24	0.23

Less distributions from:
Net investment income	(0.28)	(0.21)	(0.21)	(0.23)	(0.19)
Net realized gains	—	—	(0.22)	(0.09)	—
Total distributions	(0.28)	(0.21)	(0.43)	(0.32)	(0.19)

Net asset value, end of year	$10.98	$10.70	$10.94	$11.09	$11.17
Total return[2]	5.32%	(0.28)%	2.60%	2.18%	2.12%

Net assets, end of year (000s)	$4,530	$3,506	$6,374	$2,125	$856

Ratios to average net assets:
Gross expenses	0.85%	0.87%	0.85%[3]	0.83%[3]	0.92%[3]
Net expenses[4]	0.85	0.87	0.85 [3]	0.82 [3,5]	0.90 [3,5]
Net investment income	2.57	2.02	2.00	2.05	1.72

Portfolio turnover rate[6]	94%	84%	55%	106%	59%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133%, 154%, 60%, 106% and 61% for the years ended May 31, 2019, 2018, 2017, 2016 and 2015, respectively.

See Notes to Financial Statements.

52	Western Asset Intermediate Bond Fund 2019 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class C Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.73	$10.96	$11.11	$11.19	$11.15

Income (loss) from operations:
Net investment income	0.20	0.16	0.14	0.14	0.11
Net realized and unrealized gain (loss)	0.28	(0.23)	0.06	0.01	0.04
Total income (loss) from operations	0.48	(0.07)	0.20	0.15	0.15

Less distributions from:
Net investment income	(0.20)	(0.16)	(0.13)	(0.14)	(0.11)
Net realized gains	—	—	(0.22)	(0.09)	—
Total distributions	(0.20)	(0.16)	(0.35)	(0.23)	(0.11)

Net asset value, end of year	$11.01	$10.73	$10.96	$11.11	$11.19
Total return[2]	4.57%	(0.69)%	1.84%	1.35%	1.36%

Net assets, end of year (000s)	$645	$497	$751	$602	$231

Ratios to average net assets:
Gross expenses	1.57%	1.58%	1.59%[3]	1.65%[3]	1.67%[3]
Net expenses[4]	1.57	1.58 [5]	1.59 [3]	1.64 [3,5]	1.65 [3,5]
Net investment income	1.86	1.42	1.25	1.24	1.01

Portfolio turnover rate[6]	94%	84%	55%	106%	59%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133%, 154%, 60%, 106% and 61% for the years ended May 31, 2019, 2018, 2017, 2016 and 2015, respectively.

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2019 Annual Report	53

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class R Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.72	$10.94	$11.09	$11.18	$11.13

Income (loss) from operations:
Net investment income	0.24	0.20	0.19	0.19	0.16
Net realized and unrealized gain (loss)	0.29	(0.22)	0.06	0.00 [2]	0.06
Total income (loss) from operations	0.53	(0.02)	0.25	0.19	0.22

Less distributions from:
Net investment income	(0.25)	(0.20)	(0.18)	(0.19)	(0.17)
Net realized gains	—	—	(0.22)	(0.09)	—
Total distributions	(0.25)	(0.20)	(0.40)	(0.28)	(0.17)

Net asset value, end of year	$11.00	$10.72	$10.94	$11.09	$11.18
Total return[3]	5.03%	(0.18)%	2.29%	1.84%	1.86%

Net assets, end of year (000s)	$276	$147	$208	$185	$106

Ratios to average net assets:
Gross expenses[4]	1.34%	1.23%	1.26%	1.36%	1.19%
Net expenses[4,5,6]	1.15	1.15	1.15	1.15	1.15
Net investment income	2.29	1.85	1.69	1.72	1.45

Portfolio turnover rate[7]	94%	84%	55%	106%	59%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133%, 154%, 60%, 106% and 61% for the years ended May 31, 2019, 2018, 2017, 2016 and 2015, respectively.

See Notes to Financial Statements.

54	Western Asset Intermediate Bond Fund 2019 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class I Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.71	$10.94	$11.09	$11.17	$11.13

Income (loss) from operations:
Net investment income	0.31	0.27	0.26	0.26	0.24
Net realized and unrealized gain (loss)	0.29	(0.23)	0.06	0.01	0.04
Total income from operations	0.60	0.04	0.32	0.27	0.28

Less distributions from:
Net investment income	(0.32)	(0.27)	(0.25)	(0.26)	(0.24)
Net realized gains	—	—	(0.22)	(0.09)	—
Total distributions	(0.32)	(0.27)	(0.47)	(0.35)	(0.24)

Net asset value, end of year	$10.99	$10.71	$10.94	$11.09	$11.17
Total return[2]	5.67%	0.36%	2.95%	2.49%	2.53%

Net assets, end of year (millions)	$614	$432	$306	$285	$227

Ratios to average net assets:
Gross expenses	0.54%	0.52%	0.50%	0.52%	0.50%
Net expenses	0.54	0.52	0.50	0.51 [3]	0.49 [3]
Net investment income	2.90	2.52	2.34	2.36	2.15

Portfolio turnover rate[4]	94%	84%	55%	106%	59%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133%, 154%, 60%, 106% and 61% for the years ended May 31, 2019, 2018, 2017, 2016 and 2015, respectively.

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2019 Annual Report	55

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class IS Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.72	$10.95	$11.10	$11.17	$11.13

Income (loss) from operations:
Net investment income	0.32	0.28	0.26	0.26	0.24
Net realized and unrealized gain (loss)	0.28	(0.23)	0.06	0.03	0.04
Total income from operations	0.60	0.05	0.32	0.29	0.28

Less distributions from:
Net investment income	(0.32)	(0.28)	(0.25)	(0.27)	(0.24)
Net realized gains	—	—	(0.22)	(0.09)	—
Total distributions	(0.32)	(0.28)	(0.47)	(0.36)	(0.24)

Net asset value, end of year	$11.00	$10.72	$10.95	$11.10	$11.17
Total return[2]	5.76%	0.43%	3.01%	2.65%	2.58%

Net assets, end of year (millions)	$366	$337	$308	$221	$418

Ratios to average net assets:
Gross expenses[3]	0.45%	0.45%	0.45%	0.46%	0.45%
Net expenses[3,4,5]	0.45	0.45	0.45	0.45	0.45
Net investment income	2.98	2.58	2.39	2.39	2.20

Portfolio turnover rate[6]	94%	84%	55%	106%	59%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.45%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133%, 154%, 60%, 106% and 61% for the years ended May 31, 2019, 2018, 2017, 2016 and 2015, respectively.

See Notes to Financial Statements.

56	Western Asset Intermediate Bond Fund 2019 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Intermediate Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations,

Western Asset Intermediate Bond Fund 2019 Annual Report	57

Notes to financial statements (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

58	Western Asset Intermediate Bond Fund 2019 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-Term Investments†:
Corporate Bonds & Notes:
Financials	—	$172,772,114	$0	*	$172,772,114
Other Corporate Bonds & Notes	—	239,599,240	—		239,599,240
U.S. Government & Agency Obligations	—	276,683,443	—		276,683,443
Mortgage-Backed Securities	—	91,173,139	3,077,273		94,250,412
Collateralized Mortgage Obligations	—	76,956,916	—		76,956,916
Asset-Backed Securities	—	60,818,737	—		60,818,737
Sovereign Bonds	—	49,307,217	—		49,307,217
U.S. Treasury Inflation Protected Securities	—	19,070,142	—		19,070,142
Purchased Options	$839,402	—	—		839,402
Total Long-Term Investments	839,402	986,380,948	3,077,273		990,297,623
Short-Term Investments†	—	814,634	—		814,634
Total Investments	$839,402	$987,195,582	$3,077,273		$991,112,257
Other Financial Instruments:
Futures Contracts	$5,642,416	—	—		$5,642,416
Centrally Cleared Interest Rate Swaps	—	$523,385	—		523,385
Total Other Financial Instruments	$5,642,416	$523,385	—		$6,165,801
Total	$6,481,818	$987,718,967	$3,077,273		$997,278,058

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other Financial Instruments:
Written Options	$2,038,816	—	—		$2,038,816
Futures Contracts	2,527,242	—	—		2,527,242
Centrally Cleared Interest Rate Swaps	—	$7,355,560	—		7,355,560
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection	—	68,465	—		68,465
Total	$4,566,058	$7,424,025	—		$11,990,083

Western Asset Intermediate Bond Fund 2019 Annual Report	59

Notes to financial statements (cont’d)

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For

60	Western Asset Intermediate Bond Fund 2019 Annual Report

certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2019, the total notional value of all credit default swaps to sell protection was $47,030,000. This amount would be offset

Western Asset Intermediate Bond Fund 2019 Annual Report	61

Notes to financial statements (cont’d)

by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended May 31, 2019, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional

62	Western Asset Intermediate Bond Fund 2019 Annual Report

amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(f) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of

Western Asset Intermediate Bond Fund 2019 Annual Report	63

Notes to financial statements (cont’d)

comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be

64	Western Asset Intermediate Bond Fund 2019 Annual Report

restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such

Western Asset Intermediate Bond Fund 2019 Annual Report	65

Notes to financial statements (cont’d)

counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of May 31, 2019, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend

66	Western Asset Intermediate Bond Fund 2019 Annual Report

date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

Western Asset Intermediate Bond Fund 2019 Annual Report	67

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.40% of the Fund’s average daily net assets.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class R and Class IS shares did not exceed 0.90%, 1.65%, 1.15% and 0.45%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

During the year ended May 31, 2019, fees waived and/or expenses reimbursed amounted to $4,356.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at May 31, 2019, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class R	Class IS
Expires May 31, 2020	$226	$12,144
Expires May 31, 2021	369	3,987
Total fee waivers/expense reimbursements subject to recapture	$595	$16,131

For the year ended May 31, 2019, fee waivers and/or expense reimbursements recaptured by LMPFA, if any, were as follows:

	Class R	Class IS
LMPFA recaptured	$7	$9,115

68	Western Asset Intermediate Bond Fund 2019 Annual Report

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended May 31, 2019, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

Class A
Sales charges	$162
CDSCs	—

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended May 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$302,604,850	$1,001,916,439
Sales	197,761,371	929,540,537

At May 31, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$973,621,379	$27,361,005	$(9,870,127)	$17,490,878
Swap contracts	(44,092)	523,385	(7,424,025)	(6,900,640)
Written options	(852,251)	114,928	(1,301,493)	(1,186,565)
Futures contracts	—	5,642,416	(2,527,242)	3,115,174

Western Asset Intermediate Bond Fund 2019 Annual Report	69

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2019.

ASSET DERIVATIVES[1]
			Interest Rate Risk
Purchased options[2]			$839,402
Futures contracts[3]			5,642,416
Centrally cleared swap contracts[4]			523,385
Total			$7,005,203

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Written options	$2,038,816	—	$2,038,816
Futures contracts[3]	2,527,242	—	2,527,242
Centrally cleared swap contracts[4]	7,355,560	$68,465	7,424,025
Total	$11,921,618	$68,465	$11,990,083

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2019. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(3,820,000)	—	$(3,820,000)
Written options	2,441,528	—	2,441,528
Futures contracts	(7,693,824)	—	(7,693,824)
Swap contracts	347,643	$799,241	1,146,884
Total	$(8,724,653)	$799,241	$(7,925,412)

70	Western Asset Intermediate Bond Fund 2019 Annual Report

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(578,917)	—	$(578,917)
Written options	(699,629)	—	(699,629)
Futures contracts	5,257,574	—	5,257,574
Swap contracts	(5,896,582)	$(19,203)	(5,915,785)
Total	$(1,917,554)	$(19,203)	$(1,936,757)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in unaffiliated securities in the Statement of Operations.

During the year ended May 31, 2019, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$462,957
Written options	613,949
Futures contracts (to buy)	754,821,347
Futures contracts (to sell)	313,899,611

Average Notional Balance
Interest rate swap contracts	$182,245,308
Credit default swap contracts (to sell protection)	29,243,077

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class R shares calculated at the annual rate of 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended May 31, 2019, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$9,835	$6,255
Class C	5,399	647
Class R	964	757
Class I	—	454,146
Class IS	—	1,094
Total	$16,198	$462,899

Western Asset Intermediate Bond Fund 2019 Annual Report	71

Notes to financial statements (cont’d)

For the year ended May 31, 2019, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class C	—
Class R	$369
Class I	—
Class IS	3,987
Total	$4,356

6. Distributions to shareholders by class

	Year Ended May 31, 2019	Year Ended May 31, 2018
Net Investment Income:
Class A	$103,568	$155,743
Class C	10,296	9,503
Class R	4,544	4,579
Class I	14,922,515	9,350,315
Class IS	10,646,396	8,105,628
Total	$25,687,319	$17,625,768

7. Capital Shares

At May 31, 2019, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended May 31, 2019		Year Ended May 31, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	130,412	$1,393,949	2,277,696	$24,975,210
Shares issued on reinvestment	7,629	81,931	9,734	106,372
Shares repurchased	(53,116)	(568,031)	(2,542,591)	(27,934,334)
Net increase (decrease)	84,925	$907,849	(255,161)	$(2,852,752)

Class C
Shares sold	25,617	$272,778	10,880	$119,593
Shares issued on reinvestment	901	9,711	854	9,301
Shares repurchased	(14,198)	(151,874)	(33,939)	(370,214)
Net increase (decrease)	12,320	$130,615	(22,205)	$(241,320)

Class R
Shares sold	12,899	$139,305	15,653	$171,397
Shares issued on reinvestment	364	3,916	200	2,168
Shares repurchased	(1,867)	(19,795)	(21,166)	(228,338)
Net increase (decrease)	11,396	$123,426	(5,313)	$(54,773)

72	Western Asset Intermediate Bond Fund 2019 Annual Report

	Year Ended May 31, 2019		Year Ended May 31, 2018
	Shares	Amount	Shares	Amount
Class I
Shares sold	24,508,430	$262,731,901	18,221,974	$198,234,886
Shares issued on reinvestment	943,922	10,149,267	482,898	5,238,946
Shares repurchased	(9,943,360)	(106,462,914)	(6,396,947)	(69,239,704)
Net increase	15,508,992	$166,418,254	12,307,925	$134,234,128

Class IS
Shares sold	2,500,388	$26,785,369	3,728,673	$40,380,516
Shares issued on reinvestment	984,078	10,575,926	740,056	8,045,548
Shares repurchased	(1,680,721)	(18,062,365)	(1,161,928)	(12,617,996)
Net increase	1,803,745	$19,298,930	3,306,801	$35,808,068

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the year ended May 31, 2019. The following transactions were effected in shares of such companies for the year ended May 31, 2019.

	Affiliate Value at May 31, 2018	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	—	$386,265,212	386,265,212	$385,450,578	385,450,578

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at May 31, 2019
Western Asset Government Cash Management Portfolio LLC	—	$463,245	—	$814,634

Western Asset Intermediate Bond Fund 2019 Annual Report	73

Notes to financial statements (cont’d)

9. Redemption facility

The Fund and certain other participating funds within the Corporation (the “Participating Funds”) have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $265 million. Unless renewed, the agreement will terminate on November 18, 2019. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended May 31, 2019, the Fund incurred a commitment fee in the amount of $5,722. The Fund did not utilize the Redemption Facility during the year ended May 31, 2019.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$25,687,319	$17,625,768

As of May 31, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$5,366,527
Other book/tax temporary differences(a)	(13,401,162)
Unrealized appreciation (depreciation)(b)	12,518,847
Total accumulated earnings (losses) — net	$4,484,212

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures and options contracts, book/tax differences in the accrual of interest income on securities in default, the tax deferral of losses on straddles and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

During the taxable year ended May 31, 2019, the Fund utilized $1,238,735 of its capital loss carryforward available from prior years.

11. Recent accounting pronouncements

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts

74	Western Asset Intermediate Bond Fund 2019 Annual Report

being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

Western Asset Intermediate Bond Fund 2019 Annual Report	75

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and Shareholders of Western Asset Intermediate Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Intermediate Bond Fund (one of the funds constituting Western Asset Funds, Inc., referred to hereafter as the “Fund”) as of May 31, 2019, the related statement of operations for the year ended May 31, 2019, the statement of changes in net assets for each of the two years in the period ended May 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2019 and the financial highlights for each of the five years in the period ended May 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian, agent banks, brokers, and the transfer agent of the investee fund; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

July 18, 2019

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

76	Western Asset Intermediate Bond Fund 2019 Annual Report

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Intermediate Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†

Robert Abeles, Jr.

Year of birth	1945
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Anita L. DeFrantz

Year of birth	1952
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Avedick B. Poladian

Year of birth	1951
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (since 2014); and Public Storage (since 2010)

Western Asset Intermediate Bond Fund	77

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors† (cont’d)

William E. B. Siart

Year of birth	1946
Position(s) held with Fund	Director and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997
Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2018)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Director of Pacific Premier Bancorp Inc. (“PPBI”) (a publicly traded bank) (since 2019); Director of Pacific Premier Bank (a wholly-owned bank subsidiary of PPBI) (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Interested Director

Ronald L. Olson[4]

Year of birth	1941
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	Berkshire Hathaway, Inc.; formerly, Graham Holdings Company (formerly, The Washington Post Company) (2003 to 2017)

78	Western Asset Intermediate Bond Fund

Officers[5]

Jane Trust, CFA Legg Mason 100 International Drive, 11th Floor, Baltimore, MD 21202

Year of birth	1962
Position(s) held with Fund	President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 132 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)

Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202

Year of birth	1970
Position(s) held with Fund	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2013
Principal occupation(s) during the past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202

Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Western Asset Intermediate Bond Fund	79

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5] (cont’d)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of Birth	1962
Position(s) held with Fund	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAsset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) held with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

80	Western Asset Intermediate Bond Fund

Officers[5] (cont’d)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) held with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) held with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

In addition to overseeing the 7 funds of the Corporation, each Director also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex as the Corporation.

[4]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

Western Asset Intermediate Bond Fund	81

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2019:

Record date:	Daily	Daily	Daily
Payable date:	6/29/2018	July 2018 through December 2018	January 2019 through May 2019
Ordinary income:
Qualified dividend income for individuals	0.86%	0.81%	0.69%
Dividends qualifying for the dividends
received deduction for corporations	0.61%	0.57%	0.48%
Interest from Federal Obligations	23.54%	23.54%	26.72%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The following information is applicable to non U.S. resident shareholders:

The following ordinary income distributions paid monthly by the Fund represent Interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Record date:	Daily	Daily	Daily
Payable date:	6/29/2018	July 2018 through December 2018	January 2019 through May 2019
Interest-related dividends	68.00%	65.00%	85.00%

Please retain this information for your records.

82	Western Asset Intermediate Bond Fund 2019 Annual Report

Western Asset

Intermediate Bond Fund

Directors

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

The Bank of New York Mellon

Independent registered public accounting firm

Pricewaterhouse Coopers LLP

Baltimore, MD

Western Asset Intermediate Bond Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Intermediate Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Forms N-PORT and N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Intermediate Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company, LLC

Legg Mason, Inc. Subsidiaries

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013143 7/19 SR19-3663

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr., possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is an “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2018 and May 31, 2019 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $254,060 in May 31, 2018 and in $228,275 in May 31, 2019.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in May 31, 2018 and $9,000 in May 31, 2019.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $18,952 in May 31, 2018 and $0 in May 31, 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in May 31, 2018 and $0 in May 31, 2019, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for May 31, 2018 and May 31, 2019; Tax Fees were 100% and 100% for May 31, 2018 and May 31, 2019; and Other Fees were 100% and 100% for May 31, 2018 and May 31, 2019.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $562,403 in May 31, 2018 and $678,000 in May 31, 2019.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: July 24, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: July 24, 2019

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: July 24, 2019